UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22946

Guggenheim Strategy Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Blvd, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee
702 King Farm Blvd, Suite 200, Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 – September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for the Funds in the Guggenheim Strategy Funds Trust:

Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Funds”). The report covers the annual fiscal period ended September 30, 2022 (the “Reporting Period”).

The investment objective for the Funds is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Funds will achieve their objective.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary on each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2022

(Unaudited)

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Strategy Funds may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

(Unaudited)

ECONOMIC AND MARKET OVERVIEW

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

(Unaudited)

Strategy Fund II

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to Guggenheim Strategy Fund II (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM. This team includes Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris Dorr, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -2.08%, underperforming the Fund’s benchmark, the Bloomberg 1-3 Month U.S. Treasury Bill Index, which returned 0.64% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -2.08% while the benchmark finished up +0.64%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -2.3% from the Fund's performance over the Reporting Period. The performance effect from the widening in credit spreads was also negative, detracting about 2.8% on an absolute basis. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA-rated Collateralized Loan Obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry contributed about +2.8% on an absolute basis and +1.8% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning, foreign exchange risk, and generate incremental income. Over the Reporting Period, interest rate swaps and total return swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 50% of net asset value (“NAV”), securitized credit continues to be the largest and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. A unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture not only

(Unaudited)

the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market. In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 46% of the Fund’s NAV, with roughly 41% Investment Grade rated and 5% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges, and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund remains focused on high credit quality investment grade corporates at attractive absolute yields.

During the Reporting Period, the Fund modestly increased its interest rate exposure amid the backup in rates to the higher end of its historical range (approximately 0.75 year). As the Federal Reserve continues to reinforce its commitment to moderating and stabilizing inflationary pressures through decreasing the demand function, we expect long term growth and inflation expectations to fall. Consequently, this era of peak hawkishness in the market signals to us that rates are likely peaking, and that extending duration is prudent.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With the Fund’s gross yield of nearly 6.0%, we believe the carry profile alone for such fixed income opportunities provides a significantly higher buffer to performance volatility from rates and spreads.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Strategy Fund III

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to Guggenheim Strategy Fund III (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM. This team includes Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris Dorr, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -2.40%, underperforming the Fund’s benchmark, the Bloomberg 1-3 Month U.S. Treasury Bill Index, which returned 0.64% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -2.40% while the benchmark finished up +0.64%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -2.8% from the Fund's performance over the Reporting Period. The performance effect from the widening in credit spreads was also negative, detracting about -2.6% on an absolute basis. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA-rated Collateralized Loan Obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry contributed about +2.9% on an absolute basis and +1.8% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning, foreign exchange risk, and generate incremental income. Over the Reporting Period, interest rate swaps and total return swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 50% of net asset value (“NAV”), securitized credit continues to be the largest and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture

(Unaudited)

not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market. In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 46% of the Fund’s NAV, with roughly 41% Investment Grade rated and 5% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges, and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund remains focused on high credit quality investment grade corporates at attractive absolute yields.

During the Reporting Period, the Fund modestly increased its interest rate exposure amid the backup in rates to the higher end of its historical range (approximately 0.75 year). As the Federal Reserve continues to reinforce its commitment to moderating and stabilizing inflationary pressures through decreasing the demand function, we expect long term growth and inflation expectations to fall. Consequently, this era of peak hawkishness in the market signals to us that rates are likely peaking, and that extending duration is prudent.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With the Fund’s gross yield of nearly 6.0%, we believe the carry profile alone for such fixed income opportunities provides a significantly higher buffer to performance volatility from rates and spreads.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Variable Insurance Strategy Fund III

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to Guggenheim Variable Insurance Strategy Fund III (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM. This team includes Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris Dorr, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -2.27%, underperforming the Fund’s benchmark, the Bloomberg 1-3 Month U.S. Treasury Bill Index, which returned 0.64% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -2.27% while the benchmark finished up +0.62%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -2.8% from the Fund's performance over the twelve month Reporting Period. The performance effect from the widening in credit spreads was also negative, detracting about -2.4% on an absolute basis. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA-rated Collateralized Loan Obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry contributed about 2.8% on an absolute basis and 1.8% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning, foreign exchange risk, and generate incremental income. Over the Reporting Period, interest rate swaps and total return swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 50% of net asset value (“NAV”), securitized credit continues to be the largest and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture

(Unaudited)

not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market. In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 46% of the Fund’s NAV, with roughly 41% Investment Grade rated and 5% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges, and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund remains focused on high credit quality investment grade corporates at attractive absolute yields.

During the Reporting Period, the Fund modestly increased its interest rate exposure amid the backup in rates to the higher end of its historical range (approximately 0.75 year). As the Federal Reserve continues to reinforce its commitment to moderating and stabilizing inflationary pressures through decreasing the demand function, we expect long term growth and inflation expectations to fall. Consequently, this era of peak hawkishness in the market signals to us that rates are likely peaking, and that extending duration is prudent.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With the Fund’s gross yield of nearly 6.0%, we believe the carry profile alone for such fixed income opportunities provides a significantly higher buffer to performance volatility from rates and spreads.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Guggenheim Strategy Fund II
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2022

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	41.2%
Collateralized Mortgage Obligations	22.7%
Corporate Bonds	20.5%
Commercial Paper	5.0%
Senior Floating Rate Interests	3.7%
Foreign Government Debt	2.3%
Other Assets & Liabilities, net	4.6%
Net Assets	100.0%

Average Annual Returns

Periods Ended September 30, 2022
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund II	(2.08%)	1.45%	1.66%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.64%	1.10%	0.74%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Lake Shore MM CLO III LLC, 4.22%	2.6%
BCC Middle Market CLO LLC, 4.01%	2.6%
ABPCI Direct Lending Fund CLO VII, LP, 4.20%	2.5%
Sound Point CLO XIX Ltd., 3.51%	1.4%
JP Morgan Chase Commercial Mortgage Securities Trust, 4.36%	1.3%
State of Israel, 1.25%	1.2%
Athene Global Funding, 2.51%	1.2%
Palmer Square Loan Funding Ltd., 3.93%	1.2%
BX Commercial Mortgage Trust, 4.47%	1.2%
ABPCI Direct Lending Fund CLO V Ltd., 4.21%	1.2%
Top Ten Total	16.4%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2022

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	38.1%
Corporate Bonds	28.1%
Collateralized Mortgage Obligations	21.8%
Senior Floating Rate Interests	5.6%
Foreign Government Debt	2.5%
Money Market Funds	2.2%
Commercial Paper	0.8%
Other Assets & Liabilities, net	0.9%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2022
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund III	(2.40%)	1.52%	1.87%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.64%	1.10%	0.74%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
BCC Middle Market CLO LLC, 4.01%	2.3%
Lake Shore MM CLO III LLC, 4.22%	2.3%
ABPCI Direct Lending Fund CLO VII, LP, 4.20%	2.2%
State of Israel, 1.25%	1.4%
Athene Global Funding, 2.84%	1.3%
Sound Point CLO XIX Ltd., 3.51%	1.2%
Palmer Square Loan Funding Ltd., 3.93%	1.2%
BX Commercial Mortgage Trust, 4.47%	1.1%
GA Global Funding Trust, 3.47%	1.1%
Ontario T-Bill	1.1%
Top Ten Total	15.2%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Variable Insurance Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2022

Portfolio Breakdown	% of Net Assets
Investments
Asset-Backed Securities	39.0%
Corporate Bonds	24.6%
Collateralized Mortgage Obligations	21.1%
Commercial Paper	4.8%
Senior Floating Rate Interests	3.9%
Foreign Government Debt	2.2%
Other Assets & Liabilities, net	4.4%
Net Assets	100.0%

Average Annual Returns*
Periods Ended September 30, 2022
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Variable Insurance Strategy Fund III	(2.27%)	1.44%	1.84%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.64%	1.10%	0.74%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government,

are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
BCC Middle Market CLO LLC, 4.01%	2.3%
Lake Shore MM CLO III LLC, 4.22%	2.3%
ABPCI Direct Lending Fund CLO VII, LP, 4.20%	2.3%
KVK CLO 2013-1 Ltd., 3.93%	1.4%
Sound Point CLO XIX Ltd., 3.51%	1.3%
Palmer Square Loan Funding Ltd., 3.93%	1.2%
State of Israel, 1.25%	1.2%
Athene Global Funding, 2.51%	1.2%
NextEra Energy Capital Holdings, Inc., 2.84%	1.1%
Ontario T-Bill	1.0%
Top Ten Total	15.3%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund's inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Strategy Fund II	0.10%	(1.06%)	$1,000.00	$989.40	$0.50
Guggenheim Strategy Fund III	0.08%	(1.21%)	1,000.00	987.90	0.40
Guggenheim Variable Insurance Strategy Fund III	0.18%	(1.08%)	1,000.00	989.20	0.90

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Strategy Fund II	0.10%	5.00%	$1,000.00	$1,024.57	$0.51
Guggenheim Strategy Fund III	0.08%	5.00%	1,000.00	1,024.67	0.41
Guggenheim Variable Insurance Strategy Fund III	0.18%	5.00%	1,000.00	1,024.17	0.91

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
2	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
3	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 41.2%
Collateralized Loan Obligations - 34.4%
Lake Shore MM CLO III LLC
2021-2A A1R, 4.22% (3 Month USD LIBOR + 1.48%, Rate Floor: 1.48%) due 10/17/31◊,1	7,650,000	$7,464,802
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,1	7,750,000	7,444,445
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 4.20% (3 Month USD LIBOR + 1.43%, Rate Floor: 1.43%) due 10/20/31◊,1	7,500,000	7,163,100
Palmer Square Loan Funding Ltd.
2022-1A A2, 3.93% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,1	3,750,000	3,524,577
2021-2A B, 4.38% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29◊,1	1,750,000	1,606,818
BXMT Ltd.
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊	2,500,000	2,417,180
2020-FL3 AS, 4.15% (30 Day Average SOFR + 1.86%, Rate Floor: 1.75%) due 11/15/37◊,1	1,750,000	1,713,232
Sound Point CLO XIX Ltd.
2018-1A A, 3.51% (3 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 04/15/31◊,1	4,135,000	4,020,851
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,1	3,500,000	3,423,035
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,1	3,315,927	3,291,405
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,1	3,050,000	2,982,492
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 4.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,1	3,000,000	2,955,858
MidOcean Credit CLO VII
2020-7A A1R, 3.55% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29◊,1	2,785,955	2,738,324
CHCP Ltd.
2021-FL1 A, 4.01% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,1	2,747,863	2,695,493
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,1	2,500,000	2,451,442
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,1	1,400,000	1,335,482
2021-FL2 B, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38◊,1	1,000,000	953,546
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 4.24% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,1	2,250,000	2,150,334
Shackleton VIII CLO Ltd.
2017-8A A2R, 3.63% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27◊,1	2,110,564	2,083,358
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,1	2,150,000	2,049,884
FS Rialto
2021-FL3 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/16/36◊	2,000,000	1,876,638
Cerberus 2112 Levered LLC
4.83% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 02/15/29◊,†††	1,850,000	1,848,292

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 41.2% (continued)
Collateralized Loan Obligations - 34.4% (continued)
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/18/31◊,1	1,900,000	$1,836,748
Marathon CLO V Ltd.
2017-5A A2R, 4.43% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27◊,1	1,618,482	1,603,104
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,1	209,201	208,584
Venture XIV CLO Ltd.
2020-14A ARR, 4.07% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29◊,1	1,811,207	1,779,855
Parliament CLO II Ltd.
2021-2A A, 2.83% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32◊,1	1,750,000	1,714,730
HERA Commercial Mortgage Ltd.
2021-FL1 A, 4.04% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38◊	1,750,000	1,688,652
Cerberus Loan Funding XXXV, LP
2021-5A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33◊,1	1,750,000	1,675,223
Golub Capital Partners CLO 54M, LP
2021-54A A, 4.36% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33◊,1	1,750,000	1,675,098
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,1	1,750,000	1,671,357
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,1	1,500,000	1,468,709
BRSP Ltd.
2021-FL1 B, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38◊,1	1,500,000	1,434,165
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,1	1,500,000	1,425,024
Carlyle GMS Finance MM CLO LLC
2018-1A A11R, 4.06% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 10/15/31◊,1	1,400,000	1,366,788
Denali Capital CLO XI Ltd.
2018-1A A1RR, 3.84% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28◊,1	1,257,042	1,247,634
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,1	1,250,000	1,217,303
LoanCore Issuer Ltd.
2018-CRE1 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28◊,1	1,000,000	995,987
2018-CRE1 A, 3.95% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28◊,1	12,226	12,218
Cerberus Loan Funding XXXI, LP
2021-1A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32◊,1	1,000,000	987,103
Wellfleet CLO Ltd.
2020-2A A1R, 3.77% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29◊,1	994,596	975,487
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,1	1,000,000	971,099

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 41.2% (continued)
Collateralized Loan Obligations - 34.4% (continued)
Cerberus Loan Funding XXXIII, LP
2021-3A A, 4.07% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33◊,1	1,000,000	$961,528
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,1	1,000,000	960,776
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,1	750,000	735,792
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,1	750,000	730,650
Cerberus Loan Funding XXXIV, LP
2021-4A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33◊,1	379,375	378,414
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 4.09% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37◊,1	350,000	340,809
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 4.43% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,1	300,000	295,553
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,1	244,938	242,912
Total Collateralized Loan Obligations		98,791,890
Financial - 1.5%
Madison Avenue Secured Funding Trust Series
2022-1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,1	1,675,000	1,675,000
Station Place Securitization Trust
2022-SP1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,1	1,675,000	1,675,000
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,1	950,000	950,000
Total Financial		4,300,000
Transport-Container - 1.5%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[1]	2,617,500	2,196,983
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[1]	1,259,393	1,078,161
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[1]	742,333	627,828
2020-1A, 2.73% due 08/21/45[1]	387,116	349,356
Total Transport-Container		4,252,328
Transport-Aircraft - 1.5%
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,1	1,575,909	1,461,290
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[1]	1,287,189	1,065,189
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[1]	1,164,114	1,018,555
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[1]	762,910	631,605
Total Transport-Aircraft		4,176,639
Net Lease - 1.3%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[1]	3,388,100	2,980,911

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 41.2% (continued)
Net Lease - 1.3% (continued)
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[1]	964,505	$811,018
Total Net Lease		3,791,929
Whole Business - 1.0%
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[1]	2,079,000	1,969,828
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[1]	1,240,625	1,036,347
Total Whole Business		3,006,175
Total Asset-Backed Securities
(Cost $123,591,947)		118,318,961
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.7%
Residential Mortgage-Backed Securities - 18.1%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,1	2,445,111	2,296,344
2020-RPL5, 3.02% (WAC) due 08/25/60◊,1	1,182,467	1,132,893
2020-NQM1, 1.21% due 05/25/65[1,2]	876,358	801,209
2021-RPL7, 1.93% (WAC) due 07/27/61◊,1	842,432	771,017
2021-RPL4, 1.80% (WAC) due 12/27/60◊,1	610,306	567,713
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[1,2]	1,764,688	1,608,968
2022-R1, 3.13% due 01/29/70[1,2]	1,218,561	1,076,483
2021-HE1, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,1	472,432	466,966
2021-HE2, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,1	235,431	232,579
PRPM LLC
2021-5, 1.79% due 06/25/26[1,2]	1,474,831	1,326,441
2022-1, 3.72% due 02/25/27[1,2]	1,379,203	1,283,775
2021-8, 1.74% (WAC) due 09/25/26◊,1	668,899	610,767
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[1]	2,550,000	2,433,213
2020-T3, 1.32% due 10/15/52[1]	700,000	698,716
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[1,2]	1,514,137	1,378,998
2021-GS4, 1.65% due 11/25/60[1,2]	1,241,695	1,134,948
2021-GS2, 1.75% due 04/25/61[1,2]	600,462	557,093
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[1,2]	2,512,938	2,267,902
2022-SP1, 5.25% due 07/25/62[1,2]	832,703	797,725
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[1,2]	1,339,045	1,236,723
2021-6, 1.89% (WAC) due 10/25/66◊,1	772,111	627,136
2019-4, 2.85% due 11/25/59[1,2]	388,692	378,066
2020-1, 2.42% due 01/25/60[1,2]	324,144	312,854
2019-4, 2.64% due 11/25/59[1,2]	234,053	227,663
2021-3, 1.44% (WAC) due 06/25/66◊,1	271,733	220,159
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58◊,1	1,100,805	1,026,579
2019-1A, 3.50% (WAC) due 10/25/59◊,1	1,069,927	996,306
Home Equity Loan Trust
2007-FRE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	1,968,353	1,832,622
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,1	1,000,000	909,841
2021-HB5, 0.80% (WAC) due 02/25/31◊,1	792,599	762,216
Soundview Home Loan Trust
2006-OPT5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	1,713,550	1,635,562
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,1	1,656,646	1,488,021
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.71% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37◊	1,526,302	1,482,066
FKRT
2.21% due 11/30/58†††,3	1,550,000	1,474,249

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.7% (continued)
Residential Mortgage-Backed Securities - 18.1% (continued)
NovaStar Mortgage Funding Trust Series
2007-2, 3.28% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	1,391,280	$1,333,956
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[1,2]	1,406,590	1,304,768
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,1	768,251	745,102
2017-5, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57◊,1	510,796	505,163
GCAT 2022-NQM4 Trust
2022-NQM4, 5.73% due 08/25/67[1,2]	1,296,587	1,249,370
Towd Point Revolving Trust
4.83% due 09/25/64[3]	1,250,000	1,207,937
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 3.65% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35◊	1,013,066	1,003,100
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[1]	1,000,000	989,323
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,3	716,728	691,323
2019-RM3, 2.80% (WAC) due 06/25/69◊,3	183,811	178,496
LSTAR Securities Investment Ltd.
2021-1, 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,3	470,662	436,698
2021-2, 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,3	403,605	393,823
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[1,2]	847,621	830,357
Banc of America Funding Trust
2015-R2, 3.34% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,1	732,238	711,076
Alternative Loan Trust
2007-OA7, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 05/25/47◊	730,886	620,124
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 3.22% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36◊	625,367	600,668
HarborView Mortgage Loan Trust
2006-14, 3.29% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	650,335	564,787
Angel Oak Mortgage Trust
2022-1, 3.29% (WAC) due 12/25/66◊,1	621,786	519,763
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,1	505,894	476,118
Morgan Stanley Home Equity Loan Trust
2006-2, 3.64% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36◊	344,808	341,092
CSMC Series
2014-2R, 2.46% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46◊,1	313,538	309,322
CIT Mortgage Loan Trust
2007-1, 4.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37◊,1	263,216	261,265
Countrywide Asset-Backed Certificates
2006-6, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36◊	240,765	240,419
Nationstar Home Equity Loan Trust
2007-B, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37◊	214,150	211,972
Structured Asset Investment Loan Trust
2005-2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35◊	111,914	110,557

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.7% (continued)
Residential Mortgage-Backed Securities - 18.1% (continued)
FBR Securitization Trust
2005-2, 3.83% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35◊	108,662	$108,243
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,1	52,438	50,639
Total Residential Mortgage-Backed Securities		52,049,274
Commercial Mortgage-Backed Securities - 4.6%
BX Commercial Mortgage Trust
2021-VOLT, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36◊,1	3,750,000	3,481,165
2022-LP2, 4.48% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,1	1,027,208	966,911
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.36% (1 Month USD LIBOR + 1.54%, Rate Floor: 1.54%) due 06/15/38◊,1	3,900,000	3,694,716
Citigroup Commercial Mortgage Trust
2018-C6, 0.94% (WAC) due 11/10/51◊,4	48,341,867	1,742,937
Life Mortgage Trust
2021-BMR, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38◊,1	933,822	889,349
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.86% (WAC) due 06/15/51◊,4	43,145,222	876,456
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62◊,4	24,715,040	818,906
BXHPP Trust
2021-FILM, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36◊,1	500,000	461,860
KKR Industrial Portfolio Trust
2021-KDIP, 3.82% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37◊,1	225,000	213,154
Total Commercial Mortgage-Backed Securities		13,145,454
Total Collateralized Mortgage Obligations
(Cost $69,373,708)		65,194,728
CORPORATE BONDS†† - 20.5%
Financial - 9.2%
GA Global Funding Trust
3.47% (SOFR + 1.36%) due 04/11/25◊,1	3,300,000	3,223,242
1.63% due 01/15/26[1]	600,000	525,923
Athene Global Funding
2.51% due 03/08/24[1]	3,700,000	3,534,826
F&G Global Funding
0.90% due 09/20/24[1]	3,450,000	3,139,019
First-Citizens Bank & Trust Co.
3.93% due 06/19/24[5]	1,650,000	1,627,724
Equinix, Inc.
1.45% due 05/15/26	1,850,000	1,601,920
Mitsubishi UFJ Financial Group, Inc.
5.06% due 09/12/25[5]	1,600,000	1,583,177
Macquarie Group Ltd.
5.11% due 08/09/26[1,5]	1,600,000	1,567,273
Credit Suisse AG NY
3.53% (SOFR Compounded Index + 1.26%) due 02/21/25◊	1,550,000	1,511,280
Sumitomo Mitsui Trust Bank Ltd.
4.80% due 09/15/25[1]	1,200,000	1,182,167
Citigroup, Inc.
2.92% (SOFR + 0.69%) due 01/25/26◊	950,000	926,028
Standard Chartered plc
1.32% due 10/14/23[1,5]	900,000	899,101
FS KKR Capital Corp.
4.25% due 02/14/25[1]	900,000	834,821
American Equity Investment Life Holding Co.
5.00% due 06/15/27	850,000	806,402
Cooperatieve Rabobank UA
4.66% due 08/22/28[1,5]	850,000	801,634
Mizuho Financial Group, Inc.
5.51% due 09/13/28[5]	800,000	781,995
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[1]	900,000	738,000
Capital One Financial Corp.
4.99% due 07/24/26[5]	650,000	635,472
Jefferies Financial Group, Inc.
5.50% due 10/18/23	350,000	349,328

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 20.5% (continued)
Financial - 9.2% (continued)
Peachtree Corners Funding Trust
3.98% due 02/15/25[1]	250,000	$241,248
Total Financial		26,510,580
Consumer, Non-cyclical - 3.1%
Triton Container International Ltd.
0.80% due 08/01/23[1]	1,050,000	1,001,900
2.05% due 04/15/26[1]	900,000	763,917
1.15% due 06/07/24[1]	800,000	728,617
Element Fleet Management Corp.
1.60% due 04/06/24[1]	1,800,000	1,693,895
Global Payments, Inc.
4.95% due 08/15/27	1,600,000	1,524,385
Bio-Rad Laboratories, Inc.
3.30% due 03/15/27	1,050,000	953,019
IQVIA, Inc.
5.00% due 05/15/27[1]	1,000,000	932,500
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28[1]	800,000	749,816
Spectrum Brands, Inc.
5.75% due 07/15/25	350,000	330,760
Block, Inc.
2.75% due 06/01/26	150,000	128,919
Total Consumer, Non-cyclical		8,807,728
Industrial - 2.9%
Graphic Packaging International LLC
0.82% due 04/15/24[1]	2,550,000	2,368,159
Ryder System, Inc.
3.35% due 09/01/25	2,500,000	2,364,905
TD SYNNEX Corp.
1.25% due 08/09/24	900,000	827,539
Silgan Holdings, Inc.
1.40% due 04/01/26[1]	950,000	810,958
Stericycle, Inc.
5.38% due 07/15/24[1]	775,000	745,031
Vontier Corp.
1.80% due 04/01/26	850,000	722,560
Jabil, Inc.
4.25% due 05/15/27	250,000	233,033
1.70% due 04/15/26	250,000	217,183
Weir Group plc
2.20% due 05/13/26[1]	200,000	168,031
Total Industrial		8,457,399
Technology - 1.6%
HCL America, Inc.
1.38% due 03/10/26[1]	2,800,000	2,450,829
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	1,450,000	1,257,693
Infor, Inc.
1.45% due 07/15/23[1]	780,000	752,575
Total Technology		4,461,097
Consumer, Cyclical - 1.2%
Warnermedia Holdings, Inc.
3.64% due 03/15/25[1]	2,150,000	2,036,097
Hyatt Hotels Corp.
1.80% due 10/01/24	1,200,000	1,125,046
Newell Brands, Inc.
6.38% due 09/15/27	200,000	198,046
Live Nation Entertainment, Inc.
6.50% due 05/15/27[1]	100,000	96,225
Total Consumer, Cyclical		3,455,414
Communications - 1.1%
FactSet Research Systems, Inc.
2.90% due 03/01/27	1,500,000	1,357,384
T-Mobile USA, Inc.
2.63% due 04/15/26	650,000	589,043
2.25% due 02/15/26	250,000	223,695
Cogent Communications Group, Inc.
3.50% due 05/01/26[1]	850,000	748,126
Paramount Global
4.75% due 05/15/25	360,000	353,930
Total Communications		3,272,178
Utilities - 0.6%
Alexander Funding Trust
1.84% due 11/15/23[1]	1,750,000	1,637,522
Energy - 0.5%
Valero Energy Corp.
1.20% due 03/15/24	1,650,000	1,559,266
Basic Materials - 0.3%
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	850,000	848,134
Total Corporate Bonds
(Cost $63,491,750)		59,009,318
SENIOR FLOATING RATE INTERESTS††,◊ - 3.7%
Industrial - 1.5%
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,473,190	1,474,339
TricorBraun Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	981,271	919,697
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	1,000,000	818,500
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	807,500	809,373

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 3.7% (continued)
Industrial - 1.5% (continued)
Filtration Group Corp.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	440,403	$422,100
Total Industrial		4,444,009
Technology - 0.8%
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	937,944	851,184
Dun & Bradstreet
6.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	845,656	816,270
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	539,835	510,403
MACOM Technology Solutions Holdings, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	135,980	133,226
Sabre GLBL, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	118,533	116,682
Total Technology		2,427,765
Financial - 0.7%
Citadel Securities, LP
6.15% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/02/28	750,000	739,687
USI, Inc.
6.42% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/16/24	391,753	380,654
6.92% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	181,875	174,751
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	293,862	282,169
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	294,420	282,093
Total Financial		1,859,354
Communications - 0.3%
Internet Brands, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	836,788	795,860
Consumer, Cyclical - 0.3%
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	786,469	742,230
Energy - 0.1%
ITT Holdings LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	194,040	184,823
Total Senior Floating Rate Interests
(Cost $11,059,685)		10,454,041
FOREIGN GOVERNMENT DEBT†† - 2.3%
State of Israel
1.25% due 11/30/22	ILS 12,743,000	3,574,215
Ontario T-Bill
2.84% due 10/05/22†††,6	CAD 4,330,000	3,134,543
Total Foreign Government Debt
(Cost $7,166,860)		6,708,758
COMMERCIAL PAPER†† - 5.0%
Cintas Corporation No. 2
3.25% due 10/03/22[1,6]	4,300,000	4,299,223
Mondelez International, Inc.
3.25% due 10/03/22[1,6]	4,300,000	4,299,224
Relx, Inc.
3.30% due 10/03/22[1,6]	4,300,000	4,299,212
Amphenol Corp.
3.23% due 10/03/22[1,6]	1,500,000	1,499,731
Total Commercial Paper
(Cost $14,397,390)		14,397,390
Total Investments - 95.4%
(Cost $289,081,340)		$ 274,083,196
Other Assets & Liabilities, net - 4.6%		13,282,936
Total Net Assets - 100.0%		$ 287,366,132

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.94%	Quarterly	10/26/24	$30,000,000	$2,068,094	$258	$2,067,836
BofA Securities, Inc.	CME	Receive	USD - Secured Overnight Financing Rate	2.65%	Annually	08/10/27	1,600,000	81,894	298	81,596
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.15%	Annually	09/09/27	800,000	23,560	300	23,260
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.24%	Annually	09/14/27	800,000	20,434	301	20,133
								$2,193,982	$1,157	$2,192,825

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	ILS	Sell	8,385,525	2,658,725 USD	11/30/22	$291,439
UBS AG	ILS	Sell	4,516,763	1,430,316 USD	11/30/22	155,206
JPMorgan Chase Bank, N.A.	CAD	Sell	4,330,000	3,152,564 USD	10/05/22	16,618
Morgan Stanley Capital Services LLC	CZK	Sell	23,573	915 USD	12/02/22	(20)
						$463,243

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
††	Value determined based on Level 2, unless otherwise noted inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊	Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $206,545,776 (cost $217,469,914), or 71.9% of total net assets.
2	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,382,526 (cost $4,573,987), or 1.5% of total net assets — See Note 9.
4	Security is an interest-only strip.
5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$ —	$ 115,520,669	$ 2,798,292	$ 118,318,961
Collateralized Mortgage Obligations	—	63,720,479	1,474,249	65,194,728
Corporate Bonds	—	59,009,318	—	59,009,318
Senior Floating Rate Interests	—	10,454,041	—	10,454,041
Foreign Government Debt	—	3,574,215	3,134,543	6,708,758
Commercial Paper	—	14,397,390	—	14,397,390
Interest Rate Swap Agreements**	—	2,192,825	—	2,192,825
Forward Foreign Currency Exchange Contracts**	—	463,263	—	463,263
Total Assets	$ —	$ 269,332,200	$ 7,407,084	$ 276,739,284

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —	$ 20	$ —	$ 20

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$ 1,848,292	Option adjusted spread off prior month end broker quote	Broker Quote	─	─
Asset-Backed Securities	950,000	Third Party Pricing	Broker Quote	─	─
Collateralized Mortgage Obligations	1,474,249	Model Price	Market Comparable Yields	6.9%	─
Foreign Government Debt	3,134,543	Third Party Pricing	Vendor Price	─	─
Total Assets	$ 7,407,084

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $1,474,249 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Foreign Government Debt	Total Assets	Unfunded Loan Commitments

Beginning Balance	$7,200,000	$ 1,690,874	$-	$ 8,890,874	$-
Purchases/(Receipts)	2,800,000	-	3,151,516	5,951,516	-
(Sales, maturities and paydowns)/Fundings	(7,200,000)	(1,690,874)	-	(8,890,874)	-
Amortization of premiums/discounts	-	(4)	1,105	1,101	-
Total realized gains (losses) included in earnings	-	(791)	-	(791)	-
Total change in unrealized appreciation (depreciation) included in earnings	(1,708)	795	(18,078)	(18,991)	-
Transfers into Level 3	-	1,474,249	-	1,474,249	-
Ending Balance	$2,798,292	$ 1,474,249	$ 3,134,543	$ 7,407,084	$-
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(1,708)	$-	$ (18,078)	$ (19,786)	-*

*Security has a market value of $0.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	—	—
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
GCAT 2022-NQM4 Trust 2022-NQM4, 5.73% due 08/25/67	6.73%	08/01/26	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2022

Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Shares	Value
MONEY MARKET FUNDS† - 2.2%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[1]	6,376,873	$ 6,376,873
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[1]	347,420	347,420
Total Money Market Funds
(Cost $6,724,293)		6,724,293
	Face Amount~
ASSET-BACKED SECURITIES†† - 38.1%
Collateralized Loan Obligations - 30.7%
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,2	7,250,000	6,964,158
Lake Shore MM CLO III LLC
2021-2A A1R, 4.22% (3 Month USD LIBOR + 1.48%, Rate Floor: 1.48%) due 10/17/31◊,2	7,050,000	6,879,327
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 4.20% (3 Month USD LIBOR + 1.43%, Rate Floor: 1.43%) due 10/20/31◊,2	7,000,000	6,685,560
Palmer Square Loan Funding Ltd.
2022-1A A2, 3.93% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	3,750,000	3,524,577
2021-2A B, 4.38% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29◊,2	1,250,000	1,147,727
Sound Point CLO XIX Ltd.
2018-1A A, 3.51% (3 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 04/15/31◊,2	3,750,000	3,646,479
BXMT Ltd.
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊	2,250,000	2,175,462
2020-FL3 AS, 4.15% (30 Day Average SOFR + 1.86%, Rate Floor: 1.75%) due 11/15/37◊,2	1,250,000	1,223,738
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,2	3,101,997	3,079,056
Parliament CLO II Ltd.
2021-2A A, 2.83% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32◊,2	3,000,000	2,939,536
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,2	3,000,000	2,934,030
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,2	2,850,000	2,786,919
BRSP Ltd.
2021-FL1 B, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38◊,2	2,750,000	2,629,302
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 4.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,2	2,500,000	2,463,215
MidOcean Credit CLO VII
2020-7A A1R, 3.55% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29◊,2	2,321,630	2,281,937
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,2	1,300,000	1,240,091
2021-FL2 B, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38◊,2	1,000,000	953,546
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 4.24% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,2	2,250,000	2,150,334
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,2	2,000,000	1,961,154
CHCP Ltd.
2021-FL1 A, 4.01% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	1,998,446	1,960,359

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 38.1% (continued)
Collateralized Loan Obligations - 30.7% (continued)
Cerberus 2112 Levered LLC
4.83% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 02/15/29◊,†††	1,850,000	$1,848,291
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/18/31◊,2	1,800,000	1,740,077
Cerberus Loan Funding XXXV, LP
2021-5A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33◊,2	1,750,000	1,675,223
Golub Capital Partners CLO 54M, LP
2021-54A A, 4.36% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33◊,2	1,750,000	1,675,098
Venture XIV CLO Ltd.
2020-14A ARR, 4.07% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29◊,2	1,584,806	1,557,373
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,2	1,500,000	1,432,592
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,2	1,500,000	1,430,151
Shackleton VIII CLO Ltd.
2017-8A A2R, 3.63% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27◊,2	1,407,043	1,388,905
Carlyle GMS Finance MM CLO LLC
2018-1A A11R, 4.06% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 10/15/31◊,2	1,350,000	1,317,974
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,2	1,250,000	1,223,924
HERA Commercial Mortgage Ltd.
2021-FL1 A, 4.04% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38◊	1,250,000	1,206,180
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,2	1,250,000	1,187,520
Denali Capital CLO XI Ltd.
2018-1A A1RR, 3.84% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28◊,2	1,068,485	1,060,489
LoanCore Issuer Ltd.
2018-CRE1 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28◊,2	1,000,000	995,987
2018-CRE1 A, 3.95% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28◊,2	12,226	12,218
Cerberus Loan Funding XXXI, LP
2021-1A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32◊,2	1,000,000	987,103
Voya CLO Ltd.
2020-1A AR, 3.57% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31◊,2	1,000,000	978,428
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,2	1,000,000	973,843
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 3.98% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30◊,2	989,329	970,415
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,2	1,000,000	960,776
BDS Ltd.
2021-FL8 C, 4.54% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/18/36◊,2	1,000,000	937,936

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 38.1% (continued)
Collateralized Loan Obligations - 30.7% (continued)
Greystone Commercial Real Estate Notes
2021-FL3 B, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/15/39◊,2	1,000,000	$918,237
Marathon CLO V Ltd.
2017-5A A2R, 4.43% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27◊,2	688,716	682,172
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,2	178,115	177,590
Wellfleet CLO Ltd.
2020-2A A1R, 3.77% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29◊,2	795,677	780,390
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,2	750,000	735,792
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,2	750,000	730,650
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,2	750,000	728,324
Cerberus Loan Funding XXXIII, LP
2021-3A A, 4.07% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33◊,2	750,000	721,146
Cerberus Loan Funding XXXIV, LP
2021-4A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33◊,2	370,122	369,185
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 4.09% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37◊,2	300,000	292,122
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 4.43% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,2	250,000	246,294
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,2	244,938	242,912
Total Collateralized Loan Obligations		91,811,824
Whole Business - 1.6%
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[2]	1,980,000	1,876,026
Domino's Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	1,203,125	1,108,176
2018-1A, 4.12% due 07/25/48[2]	481,250	452,958
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	1,240,625	1,036,348
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	446,625	379,542
Total Whole Business		4,853,050
Financial - 1.4%
Madison Avenue Secured Funding Trust Series
2022-1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,2	1,600,000	1,600,000
Station Place Securitization Trust
2022-SP1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,2	1,600,000	1,600,000
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,2	900,000	900,000
Total Financial		4,100,000
Transport-Aircraft - 1.3%
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,2	1,772,897	1,643,951

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 38.1% (continued)
Transport-Aircraft - 1.3% (continued)
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,133,952	$938,381
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	970,095	848,796
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	762,910	631,605
Total Transport-Aircraft		4,062,733
Net Lease - 1.3%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	2,662,078	2,342,145
New Economy Assets Phase 1 Sponsor LLC
2021-1, 1.91% due 10/20/61[2]	1,000,000	846,171
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	723,379	608,263
Total Net Lease		3,796,579
Transport-Container - 1.1%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	1,963,125	1,647,738
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	611,333	517,035
2020-1A, 2.73% due 08/21/45[2]	348,404	314,420
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	839,595	718,774
Total Transport-Container		3,197,967
Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[2]	2,250,000	2,060,885
Total Asset-Backed Securities
(Cost $119,215,478)		113,883,038
CORPORATE BONDS†† - 28.1%
Financial - 12.8%
Athene Global Funding
2.84% (SOFR Compounded Index + 0.56%) due 08/19/24◊,2	3,850,000	3,746,085
GA Global Funding Trust
3.47% (SOFR + 1.36%) due 04/11/25◊,2	3,300,000	3,223,242
1.63% due 01/15/26[2]	450,000	394,442
Credit Suisse AG NY
3.53% (SOFR Compounded Index + 1.26%) due 02/21/25◊	1,850,000	1,803,786
2.68% (SOFR Compounded Index + 0.39%) due 02/02/24◊	1,750,000	1,716,893
F&G Global Funding
0.90% due 09/20/24[2]	3,250,000	2,957,047
Morgan Stanley
0.73% due 04/05/24[3]	1,350,000	1,317,412
3.22% (SOFR + 0.95%) due 02/18/26◊	950,000	933,033
Bank of America Corp.
2.93% (SOFR + 0.69%) due 04/22/25◊	2,100,000	2,065,373
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,000,000	1,909,700
Macquarie Bank Ltd.
3.23% due 03/21/25[2]	1,950,000	1,858,983
American Express Co.
3.23% (SOFR + 0.93%) due 03/04/25◊	1,800,000	1,798,274
Sumitomo Mitsui Trust Bank Ltd.
2.55% due 03/10/25[2]	1,800,000	1,684,714
Macquarie Group Ltd.
1.20% due 10/14/25[2,3]	1,700,000	1,547,531
First-Citizens Bank & Trust Co.
3.93% due 06/19/24[3]	1,350,000	1,331,774
Equinix, Inc.
1.45% due 05/15/26	1,500,000	1,298,854
Goldman Sachs Group, Inc.
2.93% (SOFR + 0.70%) due 01/24/25◊	1,000,000	982,051
Citigroup, Inc.
2.92% (SOFR + 0.69%) due 01/25/26◊	950,000	926,028
Jackson National Life Global Funding
1.75% due 01/12/25[2]	950,000	873,010
FS KKR Capital Corp.
4.25% due 02/14/25[2]	900,000	834,821
American Equity Investment Life Holding Co.
5.00% due 06/15/27	850,000	806,402
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,3]	800,000	754,479
Standard Chartered plc
1.32% due 10/14/23[2,3]	750,000	749,251
Capital One Financial Corp.
4.99% due 07/24/26[3]	750,000	733,237
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	850,000	697,000
Jefferies Financial Group, Inc.
5.50% due 10/18/23	350,000	349,328

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 28.1% (continued)
Financial - 12.8% (continued)
Brighthouse Financial Global Funding
2.88% (SOFR + 0.76%) due 04/12/24◊,2	300,000	$297,140
Iron Mountain, Inc.
5.00% due 07/15/28[2]	275,000	236,500
Nordea Bank Abp
3.98% (3 Month USD LIBOR + 0.94%) due 08/30/23◊,2	200,000	200,584
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	200,000	192,998
Total Financial		38,219,972
Industrial - 3.8%
Boeing Co.
1.95% due 02/01/24	3,050,000	2,926,273
1.43% due 02/04/24	950,000	902,460
Ryder System, Inc.
3.35% due 09/01/25	1,700,000	1,608,135
3.75% due 06/09/23	700,000	695,360
Graphic Packaging International LLC
0.82% due 04/15/24[2]	1,950,000	1,810,945
Berry Global, Inc.
0.95% due 02/15/24	1,200,000	1,127,416
TD SYNNEX Corp.
1.25% due 08/09/24	850,000	781,565
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	750,000	640,230
Vontier Corp.
1.80% due 04/01/26	650,000	552,545
Jabil, Inc.
1.70% due 04/15/26	200,000	173,746
Weir Group plc
2.20% due 05/13/26[2]	200,000	168,032
Total Industrial		11,386,707
Consumer, Non-cyclical - 2.6%
Triton Container International Ltd.
0.80% due 08/01/23[2]	1,050,000	1,001,900
1.15% due 06/07/24[2]	700,000	637,540
2.05% due 04/15/26[2]	700,000	594,157
Global Payments, Inc.
1.50% due 11/15/24	1,800,000	1,653,787
Element Fleet Management Corp.
1.60% due 04/06/24[2]	1,350,000	1,270,422
Bio-Rad Laboratories, Inc.
3.30% due 03/15/27	1,050,000	953,019
IQVIA, Inc.
5.00% due 05/15/27[2]	1,000,000	932,500
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2]	501,000	444,828
Spectrum Brands, Inc.
5.75% due 07/15/25	300,000	283,509
Block, Inc.
2.75% due 06/01/26	100,000	85,946
Total Consumer, Non-cyclical		7,857,608
Technology - 2.4%
HCL America, Inc.
1.38% due 03/10/26[2]	2,200,000	1,925,651
Microchip Technology, Inc.
2.67% due 09/01/23	1,820,000	1,773,663
Infor, Inc.
1.45% due 07/15/23[2]	1,470,000	1,418,315
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	1,350,000	1,170,955
Skyworks Solutions, Inc.
0.90% due 06/01/23	1,000,000	970,175
Total Technology		7,258,759
Utilities - 2.3%
NextEra Energy Capital Holdings, Inc.
2.84% (SOFR Compounded Index + 0.54%) due 03/01/23◊	2,750,000	2,746,463
CenterPoint Energy Resources Corp.
3.60% (3 Month USD LIBOR + 0.50%) due 03/02/23◊	1,668,000	1,664,119
Alexander Funding Trust
1.84% due 11/15/23[2]	1,350,000	1,263,231
ONE Gas, Inc.
1.10% due 03/11/24	1,100,000	1,053,041
Total Utilities		6,726,854
Communications - 1.7%
eBay, Inc.
1.40% due 05/10/26	1,500,000	1,312,317
FactSet Research Systems, Inc.
2.90% due 03/01/27	1,450,000	1,312,138
Rogers Communications, Inc.
2.95% due 03/15/25[2]	900,000	856,772
T-Mobile USA, Inc.
2.63% due 04/15/26	500,000	453,110
2.25% due 02/15/26	200,000	178,956
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	700,000	616,104
Paramount Global
4.75% due 05/15/25	330,000	324,436
Total Communications		5,053,833
Energy - 1.1%
Enbridge, Inc.
2.91% (SOFR Compounded Index + 0.63%) due 02/16/24◊	1,850,000	1,830,281
Valero Energy Corp.
1.20% due 03/15/24	1,350,000	1,275,763

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 28.1% (continued)
Energy - 1.1% (continued)
Occidental Petroleum Corp.
2.70% due 02/15/23	97,000	$97,000
Total Energy		3,203,044
Consumer, Cyclical - 1.0%
Warnermedia Holdings, Inc.
3.64% due 03/15/25[2]	2,150,000	2,036,097
Hyatt Hotels Corp.
1.80% due 10/01/24	1,150,000	1,078,169
Total Consumer, Cyclical		3,114,266
Basic Materials - 0.4%
Alcoa Nederland Holding BV
5.50% due 12/15/27[2]	700,000	652,855
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	650,000	648,573
Total Basic Materials		1,301,428
Total Corporate Bonds
(Cost $89,482,740)		84,122,471
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.8%
Residential Mortgage-Backed Securities - 18.4%
PRPM LLC
2022-1, 3.72% due 02/25/27[2,4]	3,203,309	2,981,671
2021-5, 1.79% due 06/25/26[2,4]	1,264,141	1,136,950
2021-8, 1.74% (WAC) due 09/25/26◊,2	631,738	576,835
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,2	1,921,159	1,804,271
2020-RPL5, 3.02% (WAC) due 08/25/60◊,2	844,619	809,209
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	842,432	771,017
2020-NQM1, 1.21% due 05/25/65[2,4]	719,399	657,709
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	610,306	567,713
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,4]	2,745,071	2,502,839
2022-R1, 3.13% due 01/29/70[2,4]	1,218,561	1,076,483
2021-HE1, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	367,447	363,196
2021-HE2, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	206,003	203,507
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,4]	1,060,077	979,072
2021-5, 1.37% (WAC) due 09/25/66◊,2	778,053	629,063
2021-6, 1.89% (WAC) due 10/25/66◊,2	772,111	627,136
2019-4, 2.85% due 11/25/59[2,4]	388,692	378,066
2021-4, 1.35% (WAC) due 07/25/66◊,2	372,642	297,319
2020-1, 2.42% due 01/25/60[2,4]	270,120	260,711
2019-4, 2.64% due 11/25/59[2,4]	208,047	202,367
2021-3, 1.44% (WAC) due 06/25/66◊,2	211,348	171,235
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,4]	2,931,761	2,645,885
2022-SP1, 5.25% due 07/25/62[2,4]	783,720	750,800
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[2,4]	1,241,695	1,134,948
2021-GS3, 1.75% due 07/25/61[2,4]	1,219,721	1,110,859
2021-GS2, 1.75% due 04/25/61[2,4]	480,370	445,675
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	2,150,000	2,051,532
2020-T3, 1.32% due 10/15/52[2]	600,000	598,900
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58◊,2	926,993	864,487
2019-1A, 3.50% (WAC) due 10/25/59◊,2	899,711	837,803
2017-5A, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57◊,2	321,254	316,914
GCAT Trust
2022-NQM3, 4.35% (WAC) due 04/25/67◊,2	1,791,390	1,673,850
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 3.22% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36◊	1,726,115	1,658,629
Angel Oak Mortgage Trust
2021-6, 1.89% (WAC) due 09/25/66◊,2	1,350,063	1,057,173
2022-1, 3.29% (WAC) due 12/25/66◊,2	621,786	519,763

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.8% (continued)
Residential Mortgage-Backed Securities - 18.4% (continued)
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.71% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37◊	1,621,696	$1,574,696
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	638,941	619,688
2017-6, 2.75% (WAC) due 10/25/57◊,2	526,521	505,913
2017-5, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57◊,2	429,717	424,979
Home Equity Loan Trust
2007-FRE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	1,661,314	1,546,755
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,2	1,000,000	909,841
2021-HB5, 0.80% (WAC) due 02/25/31◊,2	613,625	590,103
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	1,656,646	1,488,021
FKRT
2.21% due 11/30/58†††,5	1,450,000	1,379,136
Towd Point Revolving Trust
4.83% due 09/25/64[5]	1,250,000	1,207,937
Soundview Home Loan Trust
2006-OPT5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	1,143,179	1,091,150
NovaStar Mortgage Funding Trust Series
2007-2, 3.28% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	1,133,636	1,086,927
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,4]	1,165,460	1,081,094
HarborView Mortgage Loan Trust
2006-14, 3.29% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	1,073,053	931,899
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35◊	946,656	926,966
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,5	716,728	691,323
2019-RM3, 2.80% (WAC) due 06/25/69◊,5	183,811	178,496
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 3.65% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35◊	820,933	812,857
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[2]	750,000	741,992
LSTAR Securities Investment Ltd.
2021-1, 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,5	470,662	436,698
2021-2, 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,5	279,419	272,647
Encore Credit Receivables Trust
2005-2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Cap/Floor: 13.00%/0.74%) due 09/25/35◊	658,864	650,201
Banc of America Funding Trust
2015-R2, 3.34% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,2	617,825	599,970
Alternative Loan Trust
2007-OA7, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 05/25/47◊	609,072	516,770
Nationstar Home Equity Loan Trust
2007-B, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37◊	434,890	430,466
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	449,683	423,216

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.8% (continued)
Residential Mortgage-Backed Securities - 18.4% (continued)
Morgan Stanley Home Equity Loan Trust
2006-2, 3.64% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36◊	289,639	$286,518
CSMC Series
2014-2R, 2.46% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46◊,2	227,568	224,508
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 4.03% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 06/25/35◊	220,316	219,281
CIT Mortgage Loan Trust
2007-1, 4.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37◊,2	165,210	163,985
Countrywide Asset-Backed Certificates
2006-6, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36◊	146,179	145,968
FBR Securitization Trust
2005-2, 3.83% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35◊	108,662	108,243
Structured Asset Investment Loan Trust
2005-2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35◊	65,283	64,492
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	43,698	42,199
Total Residential Mortgage-Backed Securities		55,038,522
Commercial Mortgage-Backed Securities - 3.4%
BX Commercial Mortgage Trust
2021-VOLT, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36◊,2	3,500,000	3,249,087
2022-LP2, 4.48% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	980,516	922,961
Morgan Stanley Capital I Trust
2018-H3, 0.98% (WAC) due 07/15/51◊,6	51,729,547	1,648,543
Citigroup Commercial Mortgage Trust
2018-C6, 0.94% (WAC) due 11/10/51◊,6	42,758,308	1,541,625
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.36% (1 Month USD LIBOR + 1.54%, Rate Floor: 1.54%) due 06/15/38◊,2	850,000	805,259
Life Mortgage Trust
2021-BMR, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38◊,2	737,228	702,118
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.86% (WAC) due 06/15/51◊,6	28,834,890	585,755
BXHPP Trust
2021-FILM, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36◊,2	500,000	461,859
KKR Industrial Portfolio Trust
2021-KDIP, 3.82% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37◊,2	187,500	177,628
Total Commercial Mortgage-Backed Securities		10,094,835
Total Collateralized Mortgage Obligations
(Cost $69,625,684)		65,133,357
SENIOR FLOATING RATE INTERESTS††,◊ - 5.6%
Financial - 1.5%
NFP Corp.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	1,960,387	1,837,863
Citadel Securities, LP
6.15% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/02/28	700,000	690,375
Alliant Holdings Intermediate LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	672,080	643,234
Cobham Ultra SeniorCo SARL
7.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/03/29	550,000	525,250
USI, Inc.
6.42% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/16/24	293,814	285,491

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 5.6% (continued)
Financial - 1.5% (continued)
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	252,360	$241,793
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	195,908	188,113
Total Financial		4,412,119
Industrial - 1.4%
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,397,427	1,398,517
TricorBraun Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	893,216	837,167
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	1,000,000	818,500
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	760,000	761,763
Filtration Group Corp.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	342,536	328,300
Total Industrial		4,144,247
Technology - 1.0%
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	740,482	671,988
Dun & Bradstreet
6.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	670,750	647,442
VT TopCo, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	566,045	537,742
CoreLogic, Inc.
6.63% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	694,737	519,316
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	441,837	417,748
MACOM Technology Solutions Holdings, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	226,282	221,700
Sabre GLBL, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	94,827	93,345
Total Technology		3,109,281
Communications - 0.6%
Internet Brands, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	837,944	796,960
Recorded Books, Inc.
7.08% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/29/25	750,000	720,000
CSC Holdings LLC
5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	186,539	177,330
Total Communications		1,694,290
Consumer, Non-cyclical - 0.5%
Elanco Animal Health, Inc.
4.31% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	704,644	668,974
Pearl Intermediate Parent LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	493,639	454,765
Agiliti
5.38% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/04/26	296,923	286,531
Total Consumer, Non-cyclical		1,410,270
Consumer, Cyclical - 0.3%
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	1,105,390	1,043,212
Energy - 0.2%
ITT Holdings LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	682,110	649,710
Basic Materials - 0.1%
Messer Industries USA, Inc.
6.17% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	325,876	311,010
Total Senior Floating Rate Interests
(Cost $17,850,143)		16,774,139
FOREIGN GOVERNMENT DEBT†† - 2.5%
State of Israel
1.25% due 11/30/22	ILS 15,258,000	4,279,633

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

Face Amount~	Value

FOREIGN GOVERNMENT DEBT†† - 2.5% (continued)
Ontario T-Bill
2.84% due 10/05/22†††,7	CAD 4,260,000	$ 3,083,869
Total Foreign Government Debt
(Cost $7,908,151)		7,363,502
COMMERCIAL PAPER†† - 0.8%
Amphenol Corp.
3.23% due 10/03/22[2,7]	1,000,000	999,821
Relx, Inc.
3.30% due 10/03/22[2,7]	800,000	799,853
Mondelez International, Inc.
3.25% due 10/03/22[2,7]	300,000	299,946
Cintas Corporation No. 2
3.25% due 10/03/22[2,7]	300,000	299,946
Total Commercial Paper
(Cost $2,399,566)		2,399,566
Total Investments - 99.1%
(Cost $313,206,055)		$ 296,400,366
Other Assets & Liabilities, net - 0.9%		2,737,340
Total Net Assets - 100.0%		$ 299,137,706

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$28,300,000	$1,147,305	$120	$1,147,185
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly	03/16/31	3,000,000	481,577	274	481,303
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.79%	Annually	02/17/27	1,360,000	112,689	268	112,421
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.54%	Annually	03/07/25	1,800,000	106,748	246	106,502
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	2.72%	Annually	06/07/27	1,800,000	85,464	288	85,176
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.73%	Annually	02/25/27	980,000	83,627	268	83,359
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.47%	Annually	02/02/27	850,000	80,441	264	80,177
								$2,097,851	$1,728	$2,096,123

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	ILS	Sell	10,041,975	3,183,922 USD	11/30/22	$349,009
UBS AG	ILS	Sell	5,406,750	1,712,148 USD	11/30/22	185,789
JPMorgan Chase Bank, N.A.	CAD	Sell	4,260,000	3,101,599 USD	10/05/22	16,349
Morgan Stanley Capital Services LLC	CZK	Sell	9,135	354 USD	12/02/22	(8)
						$551,139

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊	Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Rate indicated is the 7-day yield as of September 30, 2022.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $192,709,456 (cost $204,363,485), or 64.4% of total net assets.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,166,237 (cost $4,349,801), or 1.4% of total net assets — See Note 9.
6	Security is an interest-only strip.
7	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL —Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Funds	$ 6,724,293	$ —	$ —	$ 6,724,293
Asset-Backed Securities	—	111,134,747	2,748,291	113,883,038
Corporate Bonds	—	84,122,471	—	84,122,471
Collateralized Mortgage Obligations	—	63,754,221	1,379,136	65,133,357
Senior Floating Rate Interests	—	16,774,139	—	16,774,139
Foreign Government Debt	—	4,279,633	3,083,869	7,363,502
Commercial Paper	—	2,399,566	—	2,399,566
Interest Rate Swap Agreements**	—	2,096,123	—	2,096,123
Forward Foreign Currency Exchange Contracts**	—	551,147	—	551,147
Total Assets	$ 6,724,293	$ 285,112,047	$ 7,211,296	$ 299,047,636

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —	$ 8	$ —	$ 8
Unfunded Loan Commitments (Note 8)	—	—	817	817
Total Liabilities	$ —	$ 8	$ 817	$ 825

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range
Assets:
Asset-Backed Securities	$ 1,848,291	Option adjusted spread off prior month end broker quote	Broker Quote	—
Asset-Backed Securities	900,000	Third Party Pricing	Broker Quote	—
Collateralized Mortgage Obligations	1,379,136	Model Price	Market Comparable Yields	6.9%
Foreign Government Debt	3,083,869	Third Party Pricing	Vendor Price	—
Total Assets	$ 7,211,296
Liabilities:
Unfunded Loan Commitments	$ 817	Model Price	Purchase Price	—

Significant changes in a quote or market comparable yields would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $1,379,136 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Foreign Government Debt	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ 8,550,000	$ 1,349,283	$ -	$ 9,899,283	$ (242)
Purchases/(Receipts)	2,750,000	-	3,100,568	5,850,568	-
(Sales, maturities and paydowns)/Fundings	(8,550,000)	(1,349,283)	-	(9,899,283)	101
Amortization of premiums/discounts	-	(3)	1,087	1,084	-
Total realized gains (losses) included in earnings	-	(631)	-	(631)	302
Total change in unrealized appreciation (depreciation) included in earnings	(1,709)	634	(17,786)	(18,861)	(978)
Transfers into Level 3	-	1,379,136	-	1,379,136	-
Ending Balance	$ 2,748,291	$ 1,379,136	$ 3,083,869	$ 7,211,296	$ (817)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$ (1,709)	$ -	$ (17,786)	$ (19,495)	$ (978)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 39.0%
Collateralized Loan Obligations - 31.9%
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,1	2,750,000	$2,641,577
Lake Shore MM CLO III LLC
2021-2A A1R, 4.22% (3 Month USD LIBOR + 1.48%, Rate Floor: 1.48%) due 10/17/31◊,1	2,700,000	2,634,636
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 4.20% (3 Month USD LIBOR + 1.43%, Rate Floor: 1.43%) due 10/20/31◊,1	2,750,000	2,626,470
Palmer Square Loan Funding Ltd.
2022-1A A2, 3.93% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,1	1,500,000	1,409,831
2021-2A B, 4.38% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29◊,1	750,000	688,636
BXMT Ltd.
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊	1,000,000	966,872
2020-FL3 AS, 4.15% (30 Day Average SOFR + 1.86%, Rate Floor: 1.75%) due 11/15/37◊,1	750,000	734,243
KVK CLO 2013-1 Ltd.
2017-1A BR, 3.93% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 01/14/28◊,1	1,609,699	1,596,186
Sound Point CLO XIX Ltd.
2018-1A A, 3.51% (3 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 04/15/31◊,1	1,500,000	1,458,592
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,1	1,250,000	1,222,512
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,1	1,176,619	1,167,918
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,1	1,100,000	1,075,653
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 4.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,1	1,000,000	985,286
CHCP Ltd.
2021-FL1 A, 4.01% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,1	999,223	980,179
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,1	1,000,000	979,139
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,1	1,000,000	973,843
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,1	1,000,000	960,776
MidOcean Credit CLO VII
2020-7A A1R, 3.55% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29◊,1	928,652	912,775
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,1	850,000	833,490
Cerberus 2112 Levered LLC
, 4.83% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 02/15/29◊,†††	750,000	749,307
Cerberus Loan Funding XXXV, LP
2021-5A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33◊,1	750,000	717,953

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 39.0% (continued)
Collateralized Loan Obligations - 31.9% (continued)
Golub Capital Partners CLO 54M, LP
2021-54A A, 4.36% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33◊,1	750,000	$717,899
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 4.24% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,1	750,000	716,778
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,1	750,000	716,296
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,1	750,000	715,076
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/18/31◊,1	700,000	676,697
Venture XIV CLO Ltd.
2020-14A ARR, 4.07% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29◊,1	679,203	667,446
LoanCore Issuer Ltd.
2018-CRE1 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28◊,1	500,000	497,993
2018-CRE1 A, 3.95% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28◊,1	6,113	6,109
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,1	500,000	490,528
Parliament CLO II Ltd.
2021-2A A, 2.83% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32◊,1	500,000	489,923
Carlyle GMS Finance MM CLO LLC
2018-1A A11R, 4.06% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 10/15/31◊,1	500,000	488,139
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,1	500,000	487,100
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,1	500,000	485,549
Cerberus Loan Funding XXXIII, LP
2021-3A A, 4.07% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33◊,1	500,000	480,764
BRSP Ltd.
2021-FL1 B, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38◊,1	500,000	478,055
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,1	500,000	476,958
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,1	500,000	475,008
HERA Commercial Mortgage Ltd.
2021-FL1 B, 4.59% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38◊,1	500,000	470,656
Denali Capital CLO XI Ltd.
2018-1A A1RR, 3.84% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28◊,1	439,965	436,672
Wellfleet CLO Ltd.
2020-2A A1R, 3.77% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29◊,1	397,838	390,195

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 39.0% (continued)
Collateralized Loan Obligations - 31.9% (continued)
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 4.09% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37◊,1	250,000	$243,435
Cerberus Loan Funding XXXIV, LP
2021-4A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33◊,1	144,964	144,597
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,1	81,646	80,971
Marathon CLO V Ltd.
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,1	69,605	69,399
Total Collateralized Loan Obligations		37,218,117
Transport-Aircraft - 1.4%
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,1	689,460	639,315
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[1]	762,910	631,605
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[1]	388,038	339,518
Total Transport-Aircraft		1,610,438
Financial - 1.3%
Madison Avenue Secured Funding Trust Series
2022-1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,1	600,000	600,000
Station Place Securitization Trust
2022-SP1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,1	600,000	600,000
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,1	350,000	350,000
Total Financial		1,550,000
Transport-Container - 1.3%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[1]	872,500	732,328
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[1]	262,000	221,586
2020-1A, 2.73% due 08/21/45[1]	193,558	174,678
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[1]	419,798	359,387
Total Transport-Container		1,487,979
Net Lease - 1.1%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[1]	1,210,036	1,064,611
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[1]	289,352	243,305
Total Net Lease		1,307,916
Whole Business - 1.0%
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[1]	792,000	750,411
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[1]	496,250	414,539
Total Whole Business		1,164,950
Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[1]	1,250,000	1,144,936
Total Asset-Backed Securities
(Cost $47,522,053)		45,484,336
CORPORATE BONDS†† - 24.6%
Financial - 10.5%
GA Global Funding Trust
3.47% (SOFR + 1.36%) due 04/11/25◊,1	1,250,000	1,220,925
1.63% due 01/15/26[1]	200,000	175,307
Athene Global Funding
2.51% due 03/08/24[1]	1,400,000	1,337,502
F&G Global Funding
0.90% due 09/20/24[1]	1,250,000	1,137,326

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 24.6% (continued)
Financial - 10.5% (continued)
Capital One Financial Corp.
3.64% (SOFR + 1.35%) due 05/09/25◊	750,000	$740,400
American Express Co.
3.23% (SOFR + 0.93%) due 03/04/25◊	700,000	699,328
Sumitomo Mitsui Trust Bank Ltd.
2.55% due 03/10/25[1]	700,000	655,167
First-Citizens Bank & Trust Co.
3.93% due 06/19/24[2]	600,000	591,900
Macquarie Group Ltd.
5.11% due 08/09/26[1,2]	600,000	587,727
Credit Suisse AG NY
3.53% (SOFR Compounded Index + 1.26%) due 02/21/25◊	600,000	585,012
Equinix, Inc.
1.45% due 05/15/26	650,000	562,837
Standard Chartered plc
1.32% due 10/14/23[1,2]	350,000	349,650
Bank of Nova Scotia
3.25% (SOFR Compounded Index + 0.96%) due 03/11/24◊	350,000	349,125
Morgan Stanley
3.22% (SOFR + 0.95%) due 02/18/26◊	350,000	343,749
Citigroup, Inc.
2.92% (SOFR + 0.69%) due 01/25/26◊	350,000	341,168
FS KKR Capital Corp.
4.25% due 02/14/25[1]	350,000	324,653
Jackson National Life Global Funding
1.75% due 01/12/25[1]	350,000	321,635
Mizuho Financial Group, Inc.
5.51% due 09/13/28[2]	300,000	293,248
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[1]	350,000	287,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	300,000	284,613
Cooperatieve Rabobank UA
4.66% due 08/22/28[1,2]	300,000	282,930
Nordea Bank Abp
3.98% (3 Month USD LIBOR + 0.94%) due 08/30/23◊,1	250,000	250,730
Jefferies Financial Group, Inc.
5.50% due 10/18/23	150,000	149,712
Brighthouse Financial Global Funding
2.88% (SOFR + 0.76%) due 04/12/24◊,1	150,000	148,570
Iron Mountain, Inc.
5.00% due 07/15/28[1]	125,000	107,500
Peachtree Corners Funding Trust
3.98% due 02/15/25[1]	100,000	96,499
Total Financial		12,224,213
Consumer, Non-cyclical - 3.6%
Triton Container International Ltd.
0.80% due 08/01/23[1]	350,000	333,967
1.15% due 06/07/24[1]	300,000	273,231
2.05% due 04/15/26[1]	300,000	254,639
Global Payments, Inc.
1.50% due 11/15/24	700,000	643,139
Element Fleet Management Corp.
1.60% due 04/06/24[1]	650,000	611,685
Bio-Rad Laboratories, Inc.
3.30% due 03/15/27	400,000	363,055
Constellation Brands, Inc.
3.60% due 05/09/24	350,000	342,394
IQVIA, Inc.
5.00% due 05/15/27[1]	350,000	326,375
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28[1]	300,000	281,181
CVS Health Corp.
4.00% due 12/05/23	250,000	247,332
Stryker Corp.
3.38% due 05/15/24	250,000	244,336
Spectrum Brands, Inc.
5.75% due 07/15/25	150,000	141,754
Block, Inc.
2.75% due 06/01/26	100,000	85,946
Total Consumer, Non-cyclical		4,149,034
Industrial - 2.9%
Ryder System, Inc.
3.35% due 09/01/25	800,000	756,770
3.75% due 06/09/23	300,000	298,011
Graphic Packaging International LLC
0.82% due 04/15/24[1]	900,000	835,821
Berry Global, Inc.
0.95% due 02/15/24	450,000	422,781
TD SYNNEX Corp.
1.25% due 08/09/24	350,000	321,821
Silgan Holdings, Inc.
1.40% due 04/01/26[1]	350,000	298,774
Vontier Corp.
1.80% due 04/01/26	300,000	255,021
Weir Group plc
2.20% due 05/13/26[1]	200,000	168,031
Jabil, Inc.
1.70% due 04/15/26	100,000	86,873
Total Industrial		3,443,903
Technology - 2.7%
HCL America, Inc.
1.38% due 03/10/26[1]	1,000,000	875,296

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 24.6% (continued)
Technology - 2.7% (continued)
Microchip Technology, Inc.
2.67% due 09/01/23	720,000	$701,669
Infor, Inc.
1.45% due 07/15/23[1]	690,000	665,739
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	550,000	477,056
Skyworks Solutions, Inc.
0.90% due 06/01/23	400,000	388,070
Total Technology		3,107,830
Utilities - 1.8%
NextEra Energy Capital Holdings, Inc.
2.84% (SOFR Compounded Index + 0.54%) due 03/01/23◊	1,250,000	1,248,392
Alexander Funding Trust
1.84% due 11/15/23[1]	650,000	608,223
OGE Energy Corp.
0.70% due 05/26/23	250,000	243,377
Total Utilities		2,099,992
Communications - 1.3%
FactSet Research Systems, Inc.
2.90% due 03/01/27	550,000	497,708
Rogers Communications, Inc.
2.95% due 03/15/25[1]	350,000	333,189
T-Mobile USA, Inc.
2.63% due 04/15/26	200,000	181,244
2.25% due 02/15/26	100,000	89,478
Cogent Communications Group, Inc.
3.50% due 05/01/26[1]	300,000	264,045
Paramount Global
4.75% due 05/15/25	132,000	129,774
Total Communications		1,495,438
Consumer, Cyclical - 1.0%
Warnermedia Holdings, Inc.
3.64% due 03/15/25[1]	850,000	804,969
Hyatt Hotels Corp.
1.80% due 10/01/24	450,000	421,892
Total Consumer, Cyclical		1,226,861
Energy - 0.5%
Valero Energy Corp.
1.20% due 03/15/24	650,000	614,256
Basic Materials - 0.3%
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	300,000	299,341
Total Corporate Bonds
(Cost $30,552,134)		28,660,868
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.1%
Residential Mortgage-Backed Securities - 17.3%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,1	873,254	820,123
2020-RPL5, 3.02% (WAC) due 08/25/60◊,1	506,772	485,526
2021-RPL4, 1.80% (WAC) due 12/27/60◊,1	406,870	378,475
2020-NQM1, 1.21% due 05/25/65[1,3]	340,079	310,917
2021-RPL7, 1.93% (WAC) due 07/27/61◊,1	294,851	269,856
PRPM LLC
2022-1, 3.72% due 02/25/27[1,3]	1,245,731	1,159,539
2021-5, 1.79% due 06/25/26[1,3]	547,794	492,678
2021-8, 1.74% (WAC) due 09/25/26◊,1	260,127	237,520
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[1]	1,000,000	954,201
2020-T3, 1.32% due 10/15/52[1]	300,000	299,450
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[1,3]	546,772	497,971
2021-GS4, 1.65% due 11/25/60[1,3]	413,898	378,316
2021-GS2, 1.75% due 04/25/61[1,3]	200,154	185,698
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[1,3]	837,646	755,967
2022-SP1, 5.25% due 07/25/62[1,3]	293,895	281,550
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[1,3]	487,425	430,593
2021-C, 1.62% due 03/01/61[1,3]	392,153	357,548
2021-HE1, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,1	157,477	155,655
2021-HE2, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,1	88,287	87,217
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 3.22% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36◊	1,001,241	962,265
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[1,3]	502,142	463,771
2020-1, 2.42% due 01/25/60[1,3]	108,048	104,285
2019-4, 2.64% due 11/25/59[1,3]	104,024	101,184
2021-3, 1.44% (WAC) due 06/25/66◊,1	90,578	73,386

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.1% (continued)
Residential Mortgage-Backed Securities - 17.3% (continued)
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,1	500,000	$454,921
2021-HB5, 0.80% (WAC) due 02/25/31◊,1	281,245	270,464
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58◊,1	376,591	351,198
2019-1A, 3.50% (WAC) due 10/25/59◊,1	364,748	339,650
Verus Securitization Trust 2022-4
2022-4, 4.74% (WAC) due 04/25/67◊,1	682,649	638,578
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,1	709,991	637,723
Home Equity Loan Trust
2007-FRE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	684,126	636,951
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.71% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37◊	591,442	574,301
FKRT
2.21% due 11/30/58†††,4	550,000	523,121
Soundview Home Loan Trust
2006-OPT5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	521,621	497,881
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[1,3]	522,448	484,628
Towd Point Revolving Trust
4.83% due 09/25/64[4]	500,000	483,175
HarborView Mortgage Loan Trust
2006-14, 3.29% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	536,527	465,950
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35◊	473,328	463,483
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,1	266,225	258,203
2017-5, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57◊,1	178,373	176,406
NovaStar Mortgage Funding Trust Series
2007-2, 3.28% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	443,149	424,890
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[1]	350,000	346,263
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 3.65% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35◊	349,333	345,896
LSTAR Securities Investment Ltd.
2021-1, 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,4	235,331	218,349
2021-2, 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,4	124,186	121,176
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,1	224,842	211,608
CSMC Series
2014-2R, 2.46% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46◊,1	192,169	189,584
Angel Oak Mortgage Trust
2022-1, 3.29% (WAC) due 12/25/66◊,1	222,066	185,630
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69◊,4	183,811	178,496
CIT Mortgage Loan Trust
2007-1, 4.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37◊,1	126,007	125,073
FBR Securitization Trust
2005-2, 3.83% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35◊	108,662	108,243

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.1% (continued)
Residential Mortgage-Backed Securities - 17.3% (continued)
Countrywide Asset-Backed Certificates
2006-6, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36◊	94,586	$94,450
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,1	100,442	91,606
Structured Asset Investment Loan Trust
2005-2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35◊	65,283	64,492
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,1	34,958	33,759
Total Residential Mortgage-Backed Securities		20,239,839
Commercial Mortgage-Backed Securities - 3.8%
BX Commercial Mortgage Trust
2021-VOLT, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36◊,1	1,250,000	1,160,388
2022-LP2, 4.48% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,1	466,913	439,505
MTN Commercial Mortgage Trust 2022-LPFL
2022-LPFL, 5.79% (1 Month Term SOFR + 2.94%, Rate Floor: 2.94%) due 03/15/39◊,1	800,000	757,752
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.16% (WAC) due 02/15/50◊,5	21,100,788	736,614
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.36% (1 Month USD LIBOR + 1.54%, Rate Floor: 1.54%) due 06/15/38◊,1	350,000	331,577
Life Mortgage Trust
2021-BMR, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38◊,1	344,040	327,655
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62◊,5	9,886,016	327,562
BXHPP Trust
2021-FILM, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36◊,1	250,000	230,930
KKR Industrial Portfolio Trust
2021-KDIP, 3.82% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37◊,1	187,500	177,628
Total Commercial Mortgage-Backed Securities		4,489,611
Total Collateralized Mortgage Obligations
(Cost $26,219,708)		24,729,450
SENIOR FLOATING RATE INTERESTS††,◊ - 3.9%
Industrial - 1.4%
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	505,094	505,488
TricorBraun Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	496,231	465,092
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	350,000	286,475
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	285,000	285,661
Filtration Group Corp.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	146,801	140,700
Total Industrial		1,683,416
Technology - 0.9%
Dun & Bradstreet
6.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	287,464	277,475
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	296,193	268,795
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	245,842	232,439
VT TopCo, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	218,174	207,265

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 3.9% (continued)
Technology - 0.9% (continued)
MACOM Technology Solutions Holdings, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	54,392	$53,290
Sabre GLBL, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	47,413	46,673
Total Technology		1,085,937
Financial - 0.8%
Alliant Holdings Intermediate LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	295,420	282,741
Citadel Securities, LP
6.15% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/02/28	250,000	246,563
USI, Inc.
6.42% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/16/24	146,907	142,745
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	126,180	120,897
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	97,954	94,056
Total Financial		887,002
Consumer, Cyclical - 0.4%
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	455,849	430,208
Communications - 0.2%
Internet Brands, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	295,337	280,892
Consumer, Non-cyclical - 0.1%
Outcomes Group Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/24/25	98,465	94,199
Energy - 0.1%
ITT Holdings LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	65,340	62,236
Total Senior Floating Rate Interests
(Cost $4,776,515)		4,523,890
FOREIGN GOVERNMENT DEBT†† - 2.2%
State of Israel
1.25% due 11/30/22	ILS 4,872,000	1,366,521
Ontario T-Bill
2.84% due 10/05/22†††,6	CAD 1,720,000	1,245,130
Total Foreign Government Debt
(Cost $2,787,067)		2,611,651
COMMERCIAL PAPER†† - 4.8%
Cintas Corporation No. 2
3.25% due 10/03/22[1,6]	1,700,000	1,699,693
Mondelez International, Inc.
3.25% due 10/03/22[1,6]	1,700,000	1,699,693
Relx, Inc.
3.30% due 10/03/22[1,6]	1,200,000	1,199,780
Amphenol Corp.
3.23% due 10/03/22[1,6]	1,000,000	999,821
Total Commercial Paper
(Cost $5,598,987)		5,598,987
Total Investments - 95.6%
(Cost $117,456,464)		$ 111,609,182
Other Assets & Liabilities, net - 4.4%		5,075,304
Total Net Assets - 100.0%		$ 116,684,486

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$9,700,000	$393,246	$105	$393,141
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly	03/16/31	1,300,000	208,683	262	208,421
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.42%	Annually	03/04/24	1,400,000	54,650	216	54,434
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.54%	Annually	03/07/25	700,000	41,513	244	41,269
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.73%	Annually	02/25/27	380,000	32,427	266	32,161
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.15%	Annually	09/09/27	300,000	8,835	298	8,537
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.24%	Annually	09/14/27	300,000	7,663	298	7,365
								$747,017	$1,689	$745,328

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	ILS	Sell	3,209,625	1,017,648 USD	11/30/22	$111,550
UBS AG	ILS	Sell	1,723,275	545,708 USD	11/30/22	59,218
JPMorgan Chase Bank, N.A.	CAD	Sell	1,720,000	1,252,289 USD	10/05/22	6,601
Morgan Stanley Capital Services LLC	CZK	Sell	4,140	161 USD	12/02/22	(3)
						$177,366

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊	Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $81,087,585 (cost $85,379,899), or 69.5% of total net assets.
2	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
3	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,524,317 (cost $1,593,299), or 1.3% of total net assets — See Note 9.
5	Security is an interest-only strip.
6	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

The following table summarizes the inputs used to value the Fund's investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$ —	$ 44,385,029	$ 1,099,307	$ 45,484,336
Corporate Bonds	—	28,660,868	—	28,660,868
Collateralized Mortgage Obligations	—	24,206,329	523,121	24,729,450
Senior Floating Rate Interests	—	4,523,890	—	4,523,890
Foreign Government Debt	—	1,366,521	1,245,130	2,611,651
Commercial Paper	—	5,598,987	—	5,598,987
Interest Rate Swap Agreements**	—	745,328	—	745,328
Forward Foreign Currency Exchange Contracts**	—	177,369	—	177,369
Total Assets	$ —	$ 109,664,321	$ 2,867,558	$ 112,531,879

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —	$ 3	$ —	$ 3
Unfunded Loan Commitments (Note 8)	—	—	315	315
Total Liabilities	$ —	$ 3	$ 315	$ 318

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$ 749,307	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	350,000	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	523,121	Model Price	Market Comparable Yields	6.9%	—
Foreign Government Debt	1,245,130	Third Party Pricing	Vendor Price	—	—
Total Assets	$ 2,867,558
Liabilities:
Unfunded Loan Commitments	$ 315	Model Price	Purchase Price	—	—

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $523,121 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Foreign Government Debt	Total Assets	Unfunded Loan Commitments

Beginning Balance	$3,650,000	$631,943	$ -	$ 4,281,943	$ -
Purchases/(Receipts)	1,100,000	-	1,251,872	2,351,872	-
(Sales, maturities and paydowns)/Fundings	(3,650,000)	(631,943)	-	(4,281,943)	-
Amortization of premiums/discounts	-	(1)	439	438	-
Total realized gains (losses) included in earnings	-	(296)	-	(296)	-
Total change in unrealized appreciation (depreciation) included in earnings	(693)	297	(7,181)	(7,577)	(315)
Transfers into Level 3	-	523,121	-	523,121	-
Transfers out of Level 3	-	-	-	-	-
Ending Balance	$1,099,307	$523,121	$1,245,130	$ 2,867,558	$(315)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(693)	$-	$ (7,181)	$(7,874)	$(315)

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2022

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Strategy Fund II

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

ASSETS:
Investments, at value (cost $289,081,340)	$274,083,196
Cash	11,809,244
Segregated cash with broker	525,000
Unamortized upfront premiums paid on interest rate swap agreements	1,157
Unrealized appreciation on forward foreign currency exchange contracts	463,263
Prepaid expenses	10,241
Receivables:
Interest	1,401,672
Securities sold	657,534
Variation margin on interest rate swap agreements	46,849
Total assets	288,998,156
LIABILITIES:
Segregated cash due to broker	307,842
Unrealized depreciation on forward foreign currency exchange contracts	20
Payable for:
Fund shares redeemed	1,000,000
Distributions to shareholders	220,410
Fund accounting/administration fees	5,507
Trustees' fees*	1,743
Securities purchased	933
Miscellaneous	95,569
Total liabilities	1,632,024
NET ASSETS	$287,366,132
NET ASSETS CONSIST OF:
Paid in capital	$302,409,652
Total distributable earnings (loss)	(15,043,520)
Net assets	$287,366,132
Capital shares outstanding	11,991,398
Net asset value per share	$23.96

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2022

ASSETS:
Investments, at value (cost $313,206,055)	$296,400,366
Cash	354,459
Segregated cash with broker	455,000
Unamortized upfront premiums paid on interest rate swap agreements	1,728
Unrealized appreciation on forward foreign currency exchange contracts	551,147
Prepaid expenses	10,725
Receivables:
Interest	1,438,613
Securities sold	292,790
Variation margin on interest rate swap agreements	30,096
Total assets	299,534,924
LIABILITIES:
Unfunded loan commitments, at value (Note 8) (commitment fees received $82)	817
Segregated cash due to broker	289,747
Unrealized depreciation on forward foreign currency exchange contracts	8
Payable for:
Professional fees	44,073
Distributions to shareholders	26,389
Fund accounting/administration fees	5,173
Trustees' fees*	4,137
Transfer agent and administrative fees	1,174
Miscellaneous	25,700
Total liabilities	397,218
NET ASSETS	$299,137,706
NET ASSETS CONSIST OF:
Paid in capital	$316,449,002
Total distributable earnings (loss)	(17,311,296)
Net assets	$299,137,706
Capital shares outstanding	12,455,209
Net asset value per share	$24.02

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2022

ASSETS:
Investments, at value (cost $117,456,464)	$111,609,182
Cash	4,125,999
Segregated cash with broker	163,000
Unamortized upfront premiums paid on interest rate swap agreements	1,689
Unrealized appreciation on forward foreign currency exchange contracts	177,369
Prepaid expenses	9,070
Receivables:
Interest	570,856
Securities sold	104,950
Variation margin on interest rate swap agreements	11,783
Total assets	116,773,898
LIABILITIES:
Unfunded loan commitments, at value (Note 8) (commitment fees received $–)	315
Segregated cash due to broker	13,305
Unrealized depreciation on forward foreign currency exchange contracts	3
Payable for:
Professional fees	55,872
Pricing fees	9,603
Custodian fees	4,797
Fund accounting/administration fees	4,288
Transfer agent and administrative fees	765
Trustees' fees*	14
Miscellaneous	450
Total liabilities	89,412
NET ASSETS	$116,684,486
NET ASSETS CONSIST OF:
Paid in capital	$122,464,652
Total distributable earnings (loss)	(5,780,166)
Net assets	$116,684,486
Capital shares outstanding	4,860,649
Net asset value per share	$24.01

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

INVESTMENT INCOME:
Dividends	$ 116,765
Interest	7,151,475
Total investment income	7,268,240
EXPENSES:
Transfer agent and administrative fees	12,000
Professional fees	149,672
Fund accounting/administration fees	99,999
Custodian fees	29,712
Trustees' fees*	17,137
Line of credit fees	14,925
Interest expense	1,195
Miscellaneous	35,642
Total expenses	360,282
Less:
Earnings credits applied	(252)
Net expenses	360,030
Net investment income	6,908,210
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,984,160)
Investments sold short	8,944
Swap agreements	2,419,101
Forward foreign currency exchange contracts	139,313
Foreign currency transactions	32,311
Net realized loss	(384,491)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,239,329)
Investments sold short	(12,224)
Swap agreements	1,977,769
Forward foreign currency exchange contracts	599,421
Foreign currency translations	(4,428)
Net change in unrealized appreciation (depreciation)	(13,678,791)
Net realized and unrealized loss	(14,063,282)
Net decrease in net assets resulting from operations	$ (7,155,072)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

INVESTMENT INCOME:
Dividends	$ 134,294
Interest	7,256,005
Total investment income	7,390,299
EXPENSES:
Transfer agent and administrative fees	12,000
Professional fees	131,932
Fund accounting/administration fees	99,999
Custodian fees	21,727
Trustees' fees*	19,654
Line of credit fees	15,085
Miscellaneous	38,466
Total expenses	338,863
Less:
Earnings credits applied	(195)
Net expenses	338,668
Net investment income	7,051,631
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,966,113)
Investments sold short	10,595
Swap agreements	1,587,937
Forward foreign currency exchange contracts	(370,566)
Foreign currency transactions	39,967
Net realized loss	(698,180)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,061,632)
Investments sold short	(11,222)
Swap agreements	1,967,854
Forward foreign currency exchange contracts	993,100
Foreign currency translations	(4,805)
Net change in unrealized appreciation (depreciation)	(15,116,705)
Net realized and unrealized loss	(15,814,885)
Net decrease in net assets resulting from operations	$ (8,763,254)

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF

OPERATIONS

Year Ended September 30, 2022

INVESTMENT INCOME:
Dividends	$ 24,321
Interest	2,720,884
Total investment income	2,745,205
EXPENSES:
Transfer agent and administrative fees	12,000
Professional fees	90,854
Fund accounting/administration fees	66,320
Custodian fees	20,845
Trustees' fees*	14,451
Line of credit fees	5,703
Miscellaneous	26,245
Total expenses	236,418
Less:
Earnings credits applied	(73)
Net expenses	236,345
Net investment income	2,508,860
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(915,930)
Investments sold short	2,851
Swap agreements	632,727
Forward foreign currency exchange contracts	(133,413)
Foreign currency transactions	15,938
Net realized loss	(397,827)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,374,275)
Investments sold short	(4,412)
Swap agreements	753,637
Forward foreign currency exchange contracts	374,181
Foreign currency translations	(1,652)
Net change in unrealized appreciation (depreciation)	(5,252,521)
Net realized and unrealized loss	(5,650,348)
Net decrease in net assets resulting from operations	$ (3,141,488)

Guggenheim Strategy Fund II
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,908,210	$ 4,918,401
Net realized gain (loss) on investments	(384,491)	1,809,907
Net change in unrealized appreciation (depreciation) on investments	(13,678,791)	(921,381)
Net increase (decrease) in net assets resulting from operations	(7,155,072)	5,806,927
Distributions to shareholders	(6,808,130)	(5,560,065)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	166,286,859	89,276,403
Distributions reinvested	4,923,355	4,573,897
Cost of shares redeemed	(237,002,577)	(55,454,986)
Net increase (decrease) from capital share transactions	(65,792,363)	38,395,314
Net increase (decrease) in net assets	(79,755,565)	38,642,176
NET ASSETS:
Beginning of year	367,121,697	328,479,521
End of year	$ 287,366,132	$ 367,121,697
CAPITAL SHARE ACTIVITY:
Shares sold	6,780,255	3,573,604
Shares issued from reinvestment of distributions	201,371	183,100
Shares redeemed	(9,682,541)	(2,219,259)
Net increase (decrease) in shares	(2,700,915)	1,537,445

Guggenheim Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,051,631	$ 4,535,500
Net realized gain (loss) on investments	(698,180)	2,048,416
Net change in unrealized appreciation (depreciation) on investments	(15,116,705)	(1,071,292)
Net increase (decrease) in net assets resulting from operations	(8,763,254)	5,512,624
Distributions to shareholders	(7,157,700)	(4,721,653)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	43,921,316	69,757,472
Distributions reinvested	6,653,246	4,448,179
Cost of shares redeemed	(79,460,563)	(2,325,000)
Net increase (decrease) from capital share transactions	(28,886,001)	71,880,651
Net increase (decrease) in net assets	(44,806,955)	72,671,622
NET ASSETS:
Beginning of year	343,944,661	271,273,039
End of year	$ 299,137,706	$ 343,944,661
CAPITAL SHARE ACTIVITY:
Shares sold	1,763,894	2,773,054
Shares issued from reinvestment of distributions	271,222	176,955
Shares redeemed	(3,259,973)	(92,534)
Net increase (decrease) in shares	(1,224,857)	2,857,475

Guggenheim Variable Insurance Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,508,860	$ 2,046,741
Net realized gain (loss) on investments	(397,827)	726,504
Net change in unrealized appreciation (depreciation) on investments	(5,252,521)	(473,246)
Net increase (decrease) in net assets resulting from operations	(3,141,488)	2,299,999
Distributions to shareholders	(2,530,262)	(2,006,858)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,150,000	4,000,000
Distributions reinvested	2,444,172	2,006,858
Cost of shares redeemed	(28,297,937)	(1,499,999)
Net increase (decrease) from capital share transactions	(8,703,765)	4,506,859
Net increase (decrease) in net assets	(14,375,515)	4,800,000
NET ASSETS:
Beginning of year	131,060,001	126,260,001
End of year	$ 116,684,486	$ 131,060,001
CAPITAL SHARE ACTIVITY:
Shares sold	688,696	159,681
Shares issued from reinvestment of distributions	99,868	80,108
Shares redeemed	(1,158,680)	(59,890)
Net increase (decrease) in shares	(370,116)	179,899

Guggenheim Strategy Fund II
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$24.99	$24.97	$24.83	$24.98	$25.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.35	.51	.75	.66
Net gain (loss) on investments (realized and unrealized)	(1.02)	.07	.17	(.17)	(.02)
Total from investment operations	(.53)	.42	.68	.58	.64
Less distributions from:
Net investment income	(.50)	(.40)	(.54)	(.72)	(.71)
Net realized gains	—	—	—	(.01)	(.01)
Total distributions	(.50)	(.40)	(.54)	(.73)	(.72)
Net asset value, end of period	$23.96	$24.99	$24.97	$24.83	$24.98

Total Return[b]	(2.08%)	1.68%	2.78%	2.37%	2.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$287,366	$367,122	$328,480	$457,686	$497,109
Ratios to average net assets:
Net investment income (loss)	2.01%	1.40%	2.05%	3.01%	2.64%
Total expenses[c]	0.10%	0.10%	0.12%	0.07%	0.06%
Net expenses[d]	0.10%	0.10%	0.12%	0.07%	0.06%
Portfolio turnover rate	33%	97%	89%	44%	57%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$25.14	$25.07	$24.82	$25.00	$25.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.39	.52	.75	.66
Net gain (loss) on investments (realized and unrealized)	(1.10)	.09	.29	(.20)	(.01)
Total from investment operations	(.60)	.48	.81	.55	.65
Less distributions from:
Net investment income	(.52)	(.41)	(.56)	(.73)	(.68)
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	(.01)
Total distributions	(.52)	(.41)	(.56)	(.73)	(.69)
Net asset value, end of period	$24.02	$25.14	$25.07	$24.82	$25.00

Total Return[b]	(2.40%)	1.93%	3.32%	2.24%	2.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$299,138	$343,945	$271,273	$384,486	$426,383
Ratios to average net assets:
Net investment income (loss)	2.03%	1.55%	2.11%	3.00%	2.66%
Total expenses[c]	0.10%	0.11%	0.13%	0.08%	0.07%
Net expenses[d]	0.10%	0.11%	0.13%	0.08%	0.07%
Portfolio turnover rate	34%	101%	92%	43%	55%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net Expense information reflects the expense ratios after expense waivers

Guggenheim Variable Insurance Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$25.06	$25.00	$24.78	$25.08	$25.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.40	.52	.73	.69
Net gain (loss) on investments (realized and unrealized)	(1.04)	.06	.18	(.19)	(.03)
Total from investment operations	(.57)	.46	.70	.54	.66
Less distributions from:
Net investment income	(.48)	(.40)	(.48)	(.83)	(.68)
Net realized gains	—	—	—	(.01)	—
Total distributions	(.48)	(.40)	(.48)	(.84)	(.68)
Net asset value, end of period	$24.01	$25.06	$25.00	$24.78	$25.08

Total Return[b]	(2.27%)	1.83%	2.88%	2.21%	2.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,684	$131,060	$126,260	$152,225	$170,558
Ratios to average net assets:
Net investment income (loss)	1.89%	1.61%	2.08%	2.96%	2.74%
Total expenses[c]	0.18%	0.18%	0.20%	0.16%	0.12%
Net expenses[d]	0.18%	0.18%	0.20%	0.16%	0.12%
Portfolio turnover rate	35%	107%	100%	44%	64%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Guggenheim Strategy Funds Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company and may issue an unlimited number of authorized shares. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. At September 30, 2022, the Trust consisted of three Funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Guggenheim Strategy Fund II	Diversified
Guggenheim Strategy Fund III	Diversified
Guggenheim Variable Insurance Strategy Fund III	Diversified

Guggenheim Partners Investment Management, LLC (“GPIM” or “the Adviser”), which operates under the name of Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

NOTES TO FINANCIAL STATEMENTS

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are generally valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than

4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s close price from the applicable exchange adjusted for the current day's spreads.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statements of Operations, even though principal is not received until maturity.

NOTES TO FINANCIAL STATEMENTS

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds' Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Currency Translations

NOTES TO FINANCIAL STATEMENTS

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and unsubordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statements of Operations at the end of the commitment period.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter ("OTC") swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

NOTES TO FINANCIAL STATEMENTS

The following table represents the Funds’ used and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Guggenheim Strategy Fund II	Income	$–	$6,116,091
Guggenheim Strategy Fund III	Income	–	6,725,484
Guggenheim Variable Insurance Strategy Fund III	Income	–	1,476,495

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds' use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Guggenheim Strategy Fund II	Duration, Hedge	$–	$42,905,000
Guggenheim Strategy Fund III	Duration, Hedge	–	40,326,667
Guggenheim Variable Insurance Strategy Fund III	Duration, Hedge	–	15,870,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds' use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Guggenheim Strategy Fund II	Hedge, Income	$286,450	$10,910,450
Guggenheim Strategy Fund III	Hedge, Income	1,589,532	10,969,187
Guggenheim Variable Insurance Strategy Fund III	Hedge, Income	712,938	3,973,167

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swap agreements
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022

Guggenheim Strategy Fund II	$ 2,192,825	463,263	$ 2,656,088
Guggenheim Strategy Fund III	2,096,123	551,147	2,647,270
Guggenheim Variable Insurance Strategy Fund III	745,328	177,369	922,697

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
Guggenheim Strategy Fund II	$ –	20	$ 20
Guggenheim Strategy Fund III	–	8	8
Guggenheim Variable Insurance Strategy Fund III	–	3	3

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds' Statements of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ 2,419,101	$ 139,313	$ 2,558,414
Guggenheim Strategy Fund III	1,587,937	(370,566)	1,217,371
Guggenheim Variable Insurance Strategy Fund III	632,727	(133,413)	499,314

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ 1,977,769	$ 599,421	$ 2,577,190
Guggenheim Strategy Fund III	1,967,854	993,100	2,960,954
Guggenheim Variable Insurance Strategy Fund III	753,637	374,181	1,127,818

NOTES TO FINANCIAL STATEMENTS

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	$463,263	$—	$463,263	$—	$(260,000)	$203,263
Guggenheim Strategy Fund III	Forward foreign currency exchange contracts	551,147	—	551,147	—	(260,000)	291,147
Guggenheim Variable Insurance Strategy Fund III	Forward foreign currency exchange contracts	177,369	—	177,369	—	—	177,369

NOTES TO FINANCIAL STATEMENTS

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	$20	$—	$20	$—	$—	$20
Guggenheim Strategy Fund III	Forward foreign currency exchange contracts	8	—	8	—	—	8
Guggenheim Variable Insurance Strategy Fund III	Forward foreign currency exchange contracts	3	—	3	—	—	3

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Strategy Fund II	Barclays Bank plc	Forward foreign currency exchange contracts	$ –	$260,000
	BofA Securities, Inc.	Interest rate swap agreements	525,000	47,842
Guggenheim Strategy Fund II Total			525,000	307,842
Guggenheim Strategy Fund III	Barclays Bank plc	Forward foreign currency exchange contracts	–	260,000
	BofA Securities, Inc.	Interest rate swap agreements	455,000	29,747
Guggenheim Strategy Fund III Total			455,000	289,747
Guggenheim Variable Insurance Strategy Fund III	BofA Securities, Inc.	Interest rate swap agreements	163,000	13,305

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations," which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

NOTES TO FINANCIAL STATEMENTS

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds' assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5– Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds do not pay GI investment advisory fees.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, GI will voluntarily waive fees at the investing fund level. In addition, the Fund may voluntarily waive fees and reimburse other expenses. For the year ended September 30, 2022, the Funds did not waive fees or reimburse other expenses.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds' administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds' securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds' average daily net assets and out of pocket expenses.  For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 - Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$ 6,808,130	$ -	$ 6,808,130
Guggenheim Strategy Fund III	7,157,700	-	7,157,700
Guggenheim Variable Insurance Strategy Fund III	2,530,262	-	2,530,262

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$ 5,560,065	$ -	$ 5,560,065
Guggenheim Strategy Fund III	4,721,653	-	4,721,653
Guggenheim Variable Insurance Strategy Fund III	2,006,858	-	2,006,858

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
Guggenheim Strategy Fund II	$1,073,564	$-	$(12,879,849)	$(2,304,686)	$(932,549)	$(15,043,520)
Guggenheim Strategy Fund III	1,341,174	-	(14,799,550)	(2,958,720)	(894,200)	(17,311,296)
Guggenheim Variable Insurance Strategy Fund III	669,374	-	(5,132,563)	(987,123)	(329,854)	(5,780,166)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, capital loss carryforwards for the Funds were as follows:

			Total
	Unlimited		Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Guggenheim Strategy Fund II	$ -	$ (2,304,686)	$ (2,304,686)
Guggenheim Strategy Fund III	(485,554)	(2,473,166)	(2,958,720)
Guggenheim Variable Insurance Strategy Fund III	(451,570)	(535,553)	(987,123)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap agreements, foreign currency gains and losses, and the "mark-to-market" of certain derivatives. Additional differences may result from the tax treatment of dividends payable and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

				Net Tax
		Tax	Tax	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Guggenheim Strategy Fund II	$289,152,894	$1,820,972	$(14,697,845)	$(12,876,873)
Guggenheim Strategy Fund III	313,291,742	1,618,797	(16,414,050)	(14,795,253)
Guggenheim Variable Insurance Strategy Fund III	117,485,620	580,097	(5,711,207)	(5,131,110)

NOTES TO FINANCIAL STATEMENTS

Note 7 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund II	$96,717,006	$165,319,503
Guggenheim Strategy Fund III	97,079,554	130,550,817
Guggenheim Variable Insurance Strategy Fund III	39,549,671	54,692,998

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Guggenheim Strategy Fund II	$3,287,387	$ -	$ -
Guggenheim Strategy Fund III	9,653,562	4,000,354	(99,488)
Guggenheim Variable Insurance Strategy Fund III	1,663,293	2,053,816	(46,827)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2022. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2022, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Guggenheim Strategy Fund III
	VT TopCo, Inc.	08/01/25	$16,344	$817
Guggenheim Variable Insurance Strategy Fund III
	VT TopCo, Inc.	08/01/25	6,300	315

Note 9– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Guggenheim Strategy Fund II
	Cascade Funding Mortgage Trust
	2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$715,950	$691,323
	Cascade Funding Mortgage Trust
	2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	183,790	178,496
	FKRT
	2.21% due 11/30/58	09/24/21	1,549,993	1,474,249
	LSTAR Securities Investment Ltd.
	2021-1 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	470,662	436,698
	LSTAR Securities Investment Ltd.
	2021-2 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	403,605	393,823
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	1,249,987	1,207,937
			$4,573,987	$4,382,526
Guggenheim Strategy Fund III
	Cascade Funding Mortgage Trust
	2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$715,950	$691,323
	Cascade Funding Mortgage Trust
	2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	183,790	178,496
	FKRT
	2.21% due 11/30/58	09/24/21	1,449,993	1,379,136
	LSTAR Securities Investment Ltd.

NOTES TO FINANCIAL STATEMENTS

Fund	Restricted Securities	Acquisition Date	Cost	Value
	2021-1 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	470,662	436,698
	LSTAR Securities Investment Ltd.
	2021-2 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	279,419	272,647
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	1,249,987	1,207,937
			$4,349,801	$4,166,237
Guggenheim Variable Insurance Strategy Fund III
	Cascade Funding Mortgage Trust
	2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	$183,790	$ 178,496
	FKRT
	2.21% due 11/30/58	09/24/21	549,997	523,121
	LSTAR Securities Investment Ltd.
	2021-1 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	235,331	218,349
	LSTAR Securities Investment Ltd.
	2021-2 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	124,186	121,176
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	499,995	483,175
			$1,593,299	$1,524,317

1	Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 11 - Reverse Repurchase Agreements

Each of the Funds  may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectiviely be restricted pending such decision.

For the year ended September 30, 2022, the Fund entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2022	Average Balance Outstanding	Average Interest Rate
Guggenheim Strategy Fund II	15	$-*	$ 9,212,096	0.32%

*As of September 30, 2022, there were no open reverse repurchase agreements.

NOTES TO FINANCIAL STATEMENTS

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Fund.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III and the Board of Trustees of Guggenheim Strategy Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Strategy Funds Trust (the “Trust”) (comprising Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Strategy Funds Trust at September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers, and paying agents; when replies were not received from paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds' investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1).  See qualified interest income in the table below.

	Qualified	Dividend	Qualified
	Dividend	Received	Interest
Fund	Income	Deduction	Income
Guggenheim Strategy Fund II	0.00%	0.00%	86.14%
Guggenheim Strategy Fund III	1.71%	0.00%	86.49%
Guggenheim Variable Insurance Strategy Fund III	0.84%	0.00%	88.18%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds' voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds' Forms N-PORT and N-Q are available on the SEC's website at

https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Strategy Funds Trust Contracts Review Committee

Guggenheim Strategy Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):

·  Guggenheim Strategy Fund II (“Strategy Fund II”)

·  Guggenheim Strategy Fund III (“Strategy Fund III”)

·  Guggenheim Variable Insurance Strategy Fund III (“Variable Strategy Fund”)

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as each Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. In evaluating the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, the shares of which are not, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. In this connection, only investment companies, common or commingled trust funds or other organizations, entities or investors, that are “accredited investors” within the meaning of Regulation D under the 1933 Act, may make investments in the Funds. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, in light of the foregoing challenges. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Variable Strategy Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy and pricing.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. the Committee further noted that as of March 31, 2022, both GFIA and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

The Committee also noted the distinctive nature of the Funds, which are operated as underlying investment options to other funds and accounts managed by Guggenheim Investments as part of a specific investment strategy for the investing funds and accounts, and that the Funds are not publicly offered as separate investment products.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2021, noting the Funds’ inception date of March 11, 2014. The Committee compared each Fund’s performance to the performance of a universe of other ultra-short bond funds identified by FUSE for the same time periods. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the applicable universe of funds. The Committee observed that each Fund’s returns ranked in the first quartile of such Fund’s performance universe for the five-year and three-year periods ended December 31, 2021. The Committee also noted that over the past three years, Strategy Fund II and Strategy Fund III have ranked in the top decile compared to their peer universes, and noted management’s statement that this was primarily due to superior sector allocation. The Committee noted that each Fund’s investment results were consistent with its investment objective to seek a high level of income consistent with preservation of capital.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee considered that pursuant to the Advisory Agreement the Funds do not pay the Adviser an advisory fee. The Committee also compared each Fund’s net effective management fee1 and total net expense ratio to the applicable peer group. The Committee also reviewed the median expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee observed that each Fund’s net effective management fee and total net expense ratio each rank in the first quartile of such Fund’s peer group.

The Committee did not consider profitability as no advisory fee was paid by the Funds.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate.

Economies of Scale: The Committee did not consider economies of scale to be relevant given that no advisory fee was paid by the Funds.

Overall Conclusions

The Committee concluded that the continuation of the Advisory Agreement is in the best interest of each Fund, in light of the extent and quality of the services provided and other benefits received by the Adviser and the advisory fee structure. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

1 The “net effective management fee” represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2013 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155	Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

					Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

					Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154	Current: US Global Investors, Inc. (GROW) (1995-present).

					Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2013	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155	Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

					Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current:  SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

			Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2013 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
*** Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund. **** This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers

Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2013

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017	Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).
Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

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Investments as used herein refers to the affiliated investment management businesses of Guggenheim

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applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information,

retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

    • We use your information in connection with servicing your accounts.

    • We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

    • We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

    • We use information for security purposes. We may use your information to protect our company and our customers.

    • We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

    • We use information as otherwise permitted by law, as we may notify you.

    • Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device

      (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any

       purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim

Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to

Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim

Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means

YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to

CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –

by using secure forms of online communication, including encryption technology, Secure Socket Layer

(SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it.

See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at

CorporateDataPrivacy@GuggenheimPartners.com.

 LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Strategy Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $114,162 and $110,837 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(c) Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance were $19,944 and $30,238 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d) All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).
(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.
(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.
(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.
(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).
2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.
(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.
a.	Pre-Approval Requirements
i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.      Audit Services

a.       Annual financial statement audits

b.      Seed audits (related to new product filings, as required)

c.       SEC and regulatory filings and consents

2.      Audit-Related Services

a.       Accounting consultations

b.      Fund merger/reorganization support services

c.       Other accounting related matters

d.      Agreed upon procedures reports

e.       Attestation reports

f.        Other internal control reports

3.      Tax Services

a.       Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions
ii.	Preparation of calculations of taxable income, including fiscal year tax designations
iii.	Preparation of annual Federal excise tax returns (if applicable)
iv.	Preparation of calendar year excise distribution calculations
v.	Calculation of tax equalization on an as-needed basis
vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
vii.	Preparation of the estimated excise distribution calculations on an as-needed basis
viii.	Preparation of calendar year shareholder reporting designations on Form 1099
ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.      Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
ii.	Assistance with corporate actions and tax treatment of complex securities and structured products
iii.	Assistance with IRS ruling requests and calculation of deficiency dividends
iv.	Conduct training sessions for the Adviser’s internal tax resources
v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
vii.	RIC qualification reviews
viii.	Tax distribution analysis and planning
ix.	Tax authority examination services
x.	Tax appeals support services
xi.	Tax accounting methods studies
xii.	Fund merger, reorganization and liquidation support services
xiii.	Tax compliance, planning and advice services and related projects
xiv.	Assistance with out of state residency status
xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $26,080 and $30,238, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Schedule of Investments is included as part the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

Item 11. Controls and Procedures.

(a) The registrant's President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable to registrant.

(a)(4) Not applicable to registrant.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(a)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Strategy Funds Trust

By:_____________________________________________________________________

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:_____________________________________________________________________

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 29, 2022

By:_____________________________________________________________________

Name: James M. Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 29, 2022